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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                           Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through November 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Oak Ridge Large
                       Cap Growth Fund

--------------------------------------------------------------------------------
                       Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     ORILX
                       Class B     ORLBX
                       Class C     ORLCX
                       Class R     ORLRX
                       Class Y     PORYX

                       [LOGO] PIONEER
                              Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         24

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      41

Approval of Investment Advisory Agreement                                    42

Trustees, Officers and Service Providers                                     47

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously op-timistic about the U.S. from the start of the year, and the economic data con-tinue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has im-proved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff " in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/S/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the sub-adviser of Pioneer Oak Ridge Large Cap Growth Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2012. Mr. Klaskin is Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager.

Q   How did the Fund perform during the 12-month period ended November 30, 2012?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned 11.98% at net asset value during the 12-month period ended November 30, 2012, while the Fund's benchmarks, the Russell 1000 Growth Index (the Russell Index) and the Standard & Poor's 500 Index (the S&P 500), returned 14.92% and 16.11%, respectively. During the same period, the average return of the 709 mutual funds in Lipper's Large Cap Growth Funds category was 13.49%.

Q How would you describe the investment environment for equities during the 12-month period ended November 30, 2012?

A In light of the many potential obstacles to market performance, stocks fared surprisingly well during the 12-month period ended November 30, 2012. At various points during the period, investors had to contend with worries related to the European sovereign-debt crisis, the slowing economic growth outlook in China, the November 2012 U.S. elections and, more recently, the possible "fiscal cliff " scenario in the U.S. budget negotiations (a set of tax increases and government spending cuts set to go into effect at year-end if a compromise deal between Congress and the president could not be reached).

    One reason the equity market was able to hold up so well in the face of such numerous headwinds was the very low interest rates available on government bonds. The low interest rates meant that stocks represented the most compelling investment option for yield-hungry investors during the 12-month period, despite the potential risks associated with equity investing. In addition, the strong general health of U.S. corporations -- as reflected in their high profit margins, record cash balances and extensive stock buybacks -- helped to limit the extent of downturns in the equity market throughout the 12-month period.

4 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Q What were some of the reasons behind the Fund's underperformance of its primary benchmark, the Russell 1000 Growth Index, during the 12-month period ended November 30, 2012?

A While the Fund finished the fiscal year ended November 30, 2012, with a positive return, its performance did not keep pace with the robust returns of the broader market or its primary benchmark, the Russell 1000 Growth Index (the Russell Index). The shortfall was almost entirely the result of individual stock selection results, rather than any broader elements of the portfolio's positioning (such as sector allocation or risk profile).

    Stock selection in the information technology sector was the largest driver of the Fund's benchmark-relative underperformance during the 12-month period. The most significant performance detractor in the sector was the portfolio's underweight position in Apple. While the Fund held a substantial position in the stock, Apple's outstanding performance caused the company's weighting in the Russell Index to rise to more than 9% by late summer. Since the Fund is not allowed to own such a large position in one company, it was unable to participate fully in Apple's rally during the 12-month period. The Fund's benchmark-relative performance also took a hit from a position in the data storage-related companies EMC and NetApp. We viewed storage as a relatively stable business because corporate buyers will always need storage no matter what the economic backdrop, but during the period, corporations, in fact, chose to defer expenses ahead of the "fiscal cliff " negotiations in Washington. We elected to sell the Fund's position in NetApp, but held on to the holding in EMC. Benchmark-relative results also were hurt by the Fund's position in Riverbed Technology, a provider of Internet performance solutions. We sold the stock from the portfolio due to concerns about the company's softer-than-expected earnings, its exposure to Europe and Asia, and a product-transition cycle that has not been as smooth as we had expected.

    Stock selection in the energy sector also weighed on the Fund's relative results during the 12-month period. Among the leading detractors from performance in the energy sector were the portfolio's positions in Halliburton and Occidental Petroleum, which we have since sold. In addition, the Fund's holdings in mid-sized companies Denbury Resources and Concho Resources hurt relative performance. Both stocks are still held in the portfolio, however, as we still view their long-term growth prospects as positive.

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 5

    The consumer discretionary sector was another area in which the Fund's stock selection lagged that of the Russell Index, but it should be noted that the portfolio's holdings in the sector did return more than 17% over the full 12-month period. The leading performance detractors in consumer discretionary were the portfolio's positions in Target and Walgreen, both of which were sold during the period. Some of the Fund's underperformance in the sector was offset by positions in discount retailer TJX, Priceline.com, and apparel designer/manufacturer VF, all of which delivered strong gains during the 12-month period.

    The Fund's performance in the consumer staples sector also lagged that of the Russell Index due to a position in Procter & Gamble (P&G). We elected to sell P&G, a long-time Fund holding, on the belief that the company's mature foreign markets are likely to create headwinds going forward. We replaced P&G in the portfolio with Church & Dwight, which we believe is better positioned to deal with an environment in which consumers are seeking greater value. A small cash position also cost the Fund some performance relative to the Russell Index during a time of strong performance for the broader market.

Q Could you discuss some stock selections which benefited the Fund's performance during the 12-month period ended November 30, 2012?

A In terms of stock selection, the Fund's best sector during the period, by a wide margin, was health care. The Russell Index's health care sector returned approximately 25% during the 12-month period, but the Fund's sector return outpaced that performance by more than four percentage points. The Fund's top holding in health care during the period was Gilead Sciences, a biopharmaceutical company focused on treatments for HIV/AIDS and liver conditions. Gilead returned more than 80% as sales of the company's HIV product grew by double digits year-over-year. The Fund's position in Baxter Laboratories likewise made a strong contribution to relative performance.

    Stock selection in the industrials sector also outperformed the Russell Index's sector return during the 12-month period, led by the Fund's position in Illinois Toolworks. A diversified manufacturer of components and equipment for the auto and construction industries, Illinois Toolworks has consistently beaten earnings estimates and, with a restructuring undertaken by management, the company continues to improve its operating margins. The Fund also benefited from positions in AMETEK, a maker of electronic

6 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 instruments, and Danaher, a designer and manufacturer of industrial measurement and environmental technologies. All three stocks were among the Fund's top 15 holdings as of November 30, 2012.

    Other holdings that were notable contributors to the Fund's relative performance included Visa, the stock price of which rose steadily from $97 to nearly $150 over the course of the Fund's fiscal year ended November 30, 2012, as well as financial stocks Goldman Sachs and Affiliated Managers Group.

Q   How is the Fund positioned as we move into 2013?

A In our overall management of the Fund, we continue to look to purchase stocks of companies that we believe can generate healthy growth through the strength of their products and market positions, rather than stocks of cyclical companies that are more dependent on broader economic trends to fuel earnings growth. That line of thinking forms the basis for the Fund's current overweight position in health care. Within health care, we have been avoiding having the Fund own stocks in businesses that are most vulnerable to changes in law brought about by the Affordable Care Act, such as hospitals, insurance companies, and device makers. Instead, we have favored stocks of biotechnology companies that we feel have stronger organic growth prospects. We also have established Fund positions in Johnson & Johnson, a well-managed, diversified medical company whose breadth of drugs and other products should put it in a good position for future growth, and Cerner, a market-leading supplier of information technology systems to both the ambulatory health care and hospital businesses.

    On the other side of the ledger, the Fund remains underweight in information technology (IT), due to our general concerns about the state of the economy, but we are looking for opportunities in the sector, given that year-over-year earnings comparisons could start improving for IT companies in the second half of 2013. The Fund also is underweight to both consumer sectors. The Fund's positioning in consumer stocks isn't the result of any bearish outlook we have on consumer spending. Rather, the positioning is based on our belief that valuations in both sectors are stretched, given the muted growth prospects for consumer-related companies. In addition, we remain cautious about having the portfolio own stocks of companies that do a high percentage of their sales in Europe, where the economy appears destined for a prolonged recession.

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 7

Q   What's your outlook for the year ahead?

A Much of the post-election market commentary has been focused on the "fiscal cliff," or, more specifically, whether or not the United States will go "over" the cliff. Looking at the fiscal situation as a binary event, however, is misleading in our view, since the end result likely will involve some combination of tax hikes and spending cuts. In turn, we feel that scenario is likely to kick up a headwind in the face of an economy that already has been experiencing very slow growth. What's more, reduced incentives for corporate investment, coupled with ongoing consumer deleveraging, also have dampened growth prospects significantly.

    So, what does all of that mean for the markets? Our view is that even though stocks continue to be reasonably valued on the whole, a slight discount in pricing relative to historical averages is warranted, given the backdrop of slow-to-no economic growth we're likely to see in the year ahead.

    Without the proverbial "rising tide lifting all boats," we believe that individual stock-picking is likely to be critical to outperformance going forward. We will, therefore, look to balance the Fund's positions in fast-growing companies with holdings in what we believe to be higher-quality companies that have strong market share. In addition, we intend to maintain our long-standing approach of investing the portfolio's assets in what we believe to be efficiently-operated companies that can create shareholder value while managing expenditures and avoiding excessive debt. We believe that type of balance can help the Fund to navigate a potentially challenging environment, without taking on excessive risk in the process.

8 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 9

Portfolio Summary | 11/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.2%
Temporary Cash Investments                                                  5.0%
International Common Stocks                                                 1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     29.9%
Health Care                                                                18.7%
Consumer Discretionary                                                     17.1%
Industrials                                                                13.3%
Consumer Staples                                                            8.2%
Financials                                                                  5.4%
Energy                                                                      4.8%
Materials                                                                   2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.  Apple, Inc.                                                          7.22%
--------------------------------------------------------------------------------
  2.  International Business Machines Corp.                                5.08
--------------------------------------------------------------------------------
  3.  Gilead Sciences, Inc.                                                3.89
--------------------------------------------------------------------------------
  4.  TJX Companies, Inc.                                                  3.52
--------------------------------------------------------------------------------
  5.  QUALCOMM, Inc.                                                       3.36
--------------------------------------------------------------------------------
  6.  Danaher Corp.                                                        2.97
--------------------------------------------------------------------------------
  7.  Illinois Tool Works, Inc.                                            2.95
--------------------------------------------------------------------------------
  8.  Visa, Inc.                                                           2.92
--------------------------------------------------------------------------------
  9.  Oracle Corp.                                                         2.60
--------------------------------------------------------------------------------
 10.  AMETEK, Inc.                                                         2.59
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                         11/30/12                   11/30/11
--------------------------------------------------------------------------------
          A                            $13.46                     $12.02
--------------------------------------------------------------------------------
          B                            $12.47                     $11.24
--------------------------------------------------------------------------------
          C                            $12.54                     $11.30
--------------------------------------------------------------------------------
          R                            $13.01                     $11.66
--------------------------------------------------------------------------------
          Y                            $13.68                     $12.21
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
        Class             Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
          A               $   --                $   --            $    --
--------------------------------------------------------------------------------
          B               $   --                $   --            $    --
--------------------------------------------------------------------------------
          C               $   --                $   --            $    --
--------------------------------------------------------------------------------
          R               $   --                $   --            $    --
--------------------------------------------------------------------------------
          Y               $   --                $   --            $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of U.S. large-cap growth stocks. The Standard & Poor's 500 Index is a broad measure of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 11

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                       Net Asset            Public Offering
Period                 Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
10 Years                4.10%                3.48%
5 Years                -0.32                -1.49
1 Year                 11.98                 5.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                       Gross                Net
--------------------------------------------------------------------------------
                       1.55%                1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 1000
                   Large Cap Growth Fund     Growth Index      S&P 500 Index
11/30/2002         $    9,425                $     10,000      $    10,000
11/30/2003         $   10,419                $     11,675      $    11,508
11/30/2004         $   11,658                $     12,355      $    12,986
11/30/2005         $   12,883                $     13,558      $    14,082
11/30/2006         $   13,207                $     14,692      $    16,085
11/30/2007         $   14,310                $     16,543      $    17,326
11/30/2008         $    8,749                $      9,967      $    10,728
11/30/2009         $   11,482                $     13,506      $    13,451
11/30/2010         $   12,128                $     15,402      $    14,791
11/30/2011         $   12,578                $     16,733      $    15,946
11/30/2012         $   14,085                $     19,229      $    18,515

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class A shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

12 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                       If                   If
Period                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                3.19%                3.19%
5 Years                -1.20                -1.20
1 Year                 10.94                 6.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                       Gross                Net
--------------------------------------------------------------------------------
                       2.60%                2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 1000
                   Large Cap Growth Fund     Growth Index      S&P 500 Index
11/30/2002         $   10,000                $   10,000        $    10,000
11/30/2003         $   10,976                $   11,675        $    11,508
11/30/2004         $   12,194                $   12,355        $    12,986
11/30/2005         $   13,342                $   13,558        $    14,082
11/30/2006         $   13,562                $   14,692        $    16,085
11/30/2007         $   14,548                $   16,543        $    17,326
11/30/2008         $    8,817                $    9,967        $    10,728
11/30/2009         $   11,464                $   13,506        $    13,451
11/30/2010         $   12,013                $   15,402        $    14,791
11/30/2011         $   12,342                $   16,733        $    15,946
11/30/2012         $   13,693                $   19,229        $    18,515

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class B shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 13

Performance Update | 11/30/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                       If                   If
Period                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                3.25%                3.25%
5 Years                -1.20                -1.20
1 Year                 10.97                10.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                       Gross                Net
--------------------------------------------------------------------------------
                       2.27%                2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 1000
                   Large Cap Growth Fund     Growth Index      S&P 500 Index
11/30/2002         $   10,000                $    10,000       $    10,000
11/30/2003         $   10,976                $    11,675       $    11,508
11/30/2004         $   12,204                $    12,355       $    12,986
11/30/2005         $   13,371                $    13,558       $    14,082
11/30/2006         $   13,611                $    14,692       $    16,085
11/30/2007         $   14,617                $    16,543       $    17,326
11/30/2008         $    8,868                $     9,967       $    10,728
11/30/2009         $   11,524                $    13,506       $    13,451
11/30/2010         $   12,073                $    15,402       $    14,791
11/30/2011         $   12,402                $    16,733       $    15,946
11/30/2012         $   13,763                $    19,229       $    18,515

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class C shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class C shares were first publicly offered on February 17, 2004.

14 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                       If                   If
Period                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                3.66%                3.66%
5 Years                -0.59                -0.59
1 Year                 11.58                11.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                       Gross                Net
--------------------------------------------------------------------------------
                       1.73%                1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 1000
                   Large Cap Growth Fund     Growth Index      S&P 500 Index
11/30/2002         $   10,000                $    10,000       $    10,000
11/30/2003         $   11,004                $    11,675       $    11,508
11/30/2004         $   12,113                $    12,355       $    12,986
11/30/2005         $   13,333                $    13,558       $    14,082
11/30/2006         $   13,645                $    14,692       $    16,085
11/30/2007         $   14,747                $    16,543       $    17,326
11/30/2008         $    8,992                $     9,967       $    10,728
11/30/2009         $   11,765                $    13,506       $    13,451
11/30/2010         $   12,405                $    15,402       $    14,791
11/30/2011         $   12,834                $    16,733       $    15,946
11/30/2012         $   14,320                $    19,229       $    18,515

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor Fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class R shares of the Fund for periods prior to February 13, 2004, includes the net asset value performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class R shares were first publicly offered on February 17, 2004.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 15

Performance Update | 11/30/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to the values of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                       If                   If
Period                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                4.33%                4.33%
5 Years                -0.12                -0.12
1 Year                 12.04                12.04
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Oak Ridge         Russell 1000
                   Large Cap Growth Fund     Growth Index      S&P 500 Index
11/30/2002         $  5,000,000              $  5,000,000      $  5,000,000
11/30/2003         $  5,529,479              $  5,837,446      $  5,754,053
11/30/2004         $  6,197,171              $  6,177,589      $  6,493,213
11/30/2005         $  6,860,666              $  6,778,936      $  7,041,011
11/30/2006         $  7,068,263              $  7,345,982      $  8,042,311
11/30/2007         $  7,681,194              $  8,271,480      $  8,662,789
11/30/2008         $  4,712,524              $  4,983,675      $  5,364,029
11/30/2009         $  6,192,473              $  6,752,902      $  6,725,636
11/30/2010         $  6,559,550              $  7,700,779      $  7,395,511
11/30/2011         $  6,816,350              $  8,366,513      $  7,972,902
11/30/2012         $  7,636,991              $  9,614,707      $  9,257,710

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor Fund. In the reorganization, the predecessor fund exchanged its assets for Class A shares of the Fund. The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of predecessor Oak Ridge Large Cap Equity Fund's Class A shares. The performance does not reflect differences in expenses, including the 12b-1 fees applicable to Class A shares. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares for periods prior to their inception on August 11, 2004, would have been higher than the performance shown.

16 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from June 1, 2012 through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                A           B          C          R            Y
--------------------------------------------------------------------------------
 Beginning Account      $1,000.00   $1,000.00  $1,000.00   $1,000.00   $1,000.00
 Value on 6/1/12
--------------------------------------------------------------------------------
 Ending Account         $1,043.42   $1,038.28  $1,038.07   $1,041.64   $1,042.72
 Value (after expenses)
 on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid          $    6.13   $   10.70  $   10.70   $    7.40   $    5.67
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.11% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012 through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                A           B          C           R           Y
--------------------------------------------------------------------------------
 Beginning Account      $1,000.00   $1,000.00  $1,000.00   $1,000.00   $1,000.00
 Value on 6/1/12
--------------------------------------------------------------------------------
 Ending Account         $1,019.00   $1,014.50  $1,014.50   $1,017.75   $1,019.45
 Value (after expenses)
 on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid          $    6.06   $   10.58  $   10.58   $    7.31   $    5.60
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 1.11% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

18 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Schedule of Investments | 11/30/12

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
                 COMMON STOCKS -- 94.6%
                 ENERGY -- 4.6%
                 Oil & Gas Equipment & Services -- 1.4%
       16,970    Schlumberger, Ltd.                                $   1,215,391
--------------------------------------------------------------------------------
                 Oil & Gas Exploration & Production -- 3.2%
        9,835    Concho Resources, Inc.*                           $     789,357
       63,985    Denbury Resources, Inc.*                                987,289
       26,980    Southwestern Energy Co.*                                936,476
                                                                   -------------
                                                                   $   2,713,122
                                                                   -------------
                 Total Energy                                      $   3,928,513
--------------------------------------------------------------------------------
                 MATERIALS -- 2.1%
                 Industrial Gases -- 2.1%
       16,565    Praxair, Inc.                                     $   1,775,934
                                                                   -------------
                 Total Materials                                   $   1,775,934
--------------------------------------------------------------------------------
                 CAPITAL GOODS -- 12.6%
                 Aerospace & Defense -- 4.5%
       11,170    Precision Castparts Corp.                         $   2,048,466
       22,935    United Technologies Corp.                             1,837,323
                                                                   -------------
                                                                   $   3,885,789
--------------------------------------------------------------------------------
                 Electrical Components & Equipment -- 2.5%
       56,367    AMETEK, Inc.                                      $   2,104,180
--------------------------------------------------------------------------------
                 Industrial Conglomerates -- 2.8%
       44,620    Danaher Corp.                                     $   2,408,141
--------------------------------------------------------------------------------
                 Industrial Machinery -- 2.8%
       38,915    Illinois Tool Works, Inc.                         $   2,395,997
                                                                   -------------
                 Total Capital Goods                               $  10,794,107
--------------------------------------------------------------------------------
                 CONSUMER DURABLES & APPAREL -- 3.1%
                 Apparel, Accessories & Luxury Goods -- 3.1%
       29,215    Coach, Inc.                                       $   1,689,796
        6,205    VF Corp.                                                995,965
                                                                   -------------
                                                                   $   2,685,761
                                                                   -------------
                 Total Consumer Durables & Apparel                 $   2,685,761
--------------------------------------------------------------------------------
                 RETAILING -- 13.1%
                 Internet Retail -- 1.3%
        1,745    priceline.com, Inc.*                              $   1,157,214
--------------------------------------------------------------------------------
                 Department Stores -- 1.7%
       26,820    Nordstrom, Inc.                                   $   1,450,694
--------------------------------------------------------------------------------
                 General Merchandise Stores -- 1.5%
       30,000    Dollar Tree, Inc.*                                $   1,252,200
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Oak Ridge Large Cap Growth Fund | Annual Report |11/30/12 19

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
                 Apparel Retail -- 3.3%
       64,475    TJX Companies, Inc.                               $   2,858,822
--------------------------------------------------------------------------------
                 Specialty Stores -- 1.8%
       60,160    Sally Beauty Holdings, Inc.*                      $   1,525,056
--------------------------------------------------------------------------------
                 Automotive Retail -- 1.9%
       17,550    O'Reilly Automotive, Inc.*                        $   1,651,104
--------------------------------------------------------------------------------
                 Homefurnishing Retail -- 1.6%
       22,765    Bed Bath & Beyond, Inc.*                          $   1,336,761
                                                                   -------------
                 Total Retailing                                   $  11,231,851
--------------------------------------------------------------------------------
                 FOOD, BEVERAGE & TOBACCO -- 5.9%
                 Soft Drinks -- 2.3%
       27,815    PepsiCo, Inc.                                     $   1,952,891
--------------------------------------------------------------------------------
                 Packaged Foods & Meats -- 3.6%
       13,591    Kraft Foods Group, Inc.*                          $     614,585
       21,435    Mead Johnson Nutrition Co.                            1,461,653
       40,775    Mondelez International, Inc.                          1,055,665
                                                                   -------------
                                                                   $   3,131,903
                                                                   -------------
                 Total Food, Beverage & Tobacco                    $   5,084,794
--------------------------------------------------------------------------------
                 HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
                 Household Products -- 1.9%
       29,990    Church & Dwight Co., Inc.                         $   1,623,958
                                                                   -------------
                 Total Household & Personal Products               $   1,623,958
--------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT & SERVICES -- 7.4%
                 Health Care Equipment -- 3.2%
       24,830    Baxter International, Inc.                        $   1,645,484
        2,070    Intuitive Surgical, Inc.*                             1,095,030
                                                                   -------------
                                                                   $   2,740,514
--------------------------------------------------------------------------------
                 Health Care Services -- 2.1%
       33,605    Express Scripts Holding Co.*                      $   1,809,629
--------------------------------------------------------------------------------
                 Health Care Technology -- 2.1%
       23,275    Cerner Corp.*                                     $   1,797,296
                                                                   -------------
                 Total Health Care Equipment & Services            $   6,347,439
--------------------------------------------------------------------------------
                 PHARMACEUTICALS, BIOTECHNOLOGY &
                 LIFE SCIENCES -- 10.3%
                 Biotechnology -- 5.8%
       23,180    Celgene Corp.*                                    $   1,821,716
       42,055    Gilead Sciences, Inc.*                                3,154,125
                                                                   -------------
                                                                   $   4,975,841
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------
 Shares                                                                 Value
-----------------------------------------------------------------------------------
                 Pharmaceuticals -- 4.5%
       27,895    Abbott Laboratories                                    $ 1,813,175
       29,625    Johnson & Johnson                                        2,065,751
                                                                        -----------
                                                                        $ 3,878,926
                                                                        -----------
                 Total Pharmaceuticals, Biotechnology & Life Sciences   $ 8,854,767
-----------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 5.2%
                 Specialized Finance -- 1.7%
       10,675    IntercontinentalExchange, Inc.*                        $ 1,410,701
-----------------------------------------------------------------------------------
                 Asset Management & Custody Banks -- 2.2%
       14,565    Affiliated Managers Group, Inc.*                       $ 1,876,992
-----------------------------------------------------------------------------------
                 Investment Banking & Brokerage -- 1.3%
        9,600    The Goldman Sachs Group, Inc.                          $ 1,130,784
                                                                        -----------
                 Total Diversified Financials                           $ 4,418,477
-----------------------------------------------------------------------------------
                 SOFTWARE & SERVICES -- 15.8%
                 Internet Software & Services -- 2.1%
        1,415    Google, Inc.*                                          $   988,194
        7,435    LinkedIn Corp.*                                            804,021
                                                                        -----------
                                                                        $ 1,792,215
-----------------------------------------------------------------------------------
                 IT Consulting & Other Services -- 5.8%
       12,415    Cognizant Technology Solutions Corp.*                  $   834,660
       21,685    International Business Machines Corp.                    4,121,668
                                                                        -----------
                                                                        $ 4,956,328
-----------------------------------------------------------------------------------
                 Data Processing & Outsourced Services -- 2.8%
       15,815    Visa, Inc.                                             $ 2,367,664
-----------------------------------------------------------------------------------
                 Application Software -- 1.0%
       13,985    Citrix Systems, Inc.*                                  $   855,323
-----------------------------------------------------------------------------------
                 Systems Software -- 4.1%
       30,815    Check Point Software Technologies, Ltd.*               $ 1,422,729
       65,805    Oracle Corp.                                             2,112,340
                                                                        -----------
                                                                        $ 3,535,069
                                                                        -----------
                 Total Software & Services                              $13,506,599
-----------------------------------------------------------------------------------
                 TECHNOLOGY HARDWARE & EQUIPMENT -- 11.5%
                 Communications Equipment -- 3.2%
       42,880    QUALCOMM, Inc.                                         $ 2,728,026
-----------------------------------------------------------------------------------
                 Computer Hardware -- 6.8%
       10,005    Apple, Inc.                                            $ 5,855,724
-----------------------------------------------------------------------------------
                 Computer Storage & Peripherals -- 1.5%
       52,465    EMC Corp.*                                             $ 1,302,181
                                                                        -----------
                 Total Technology Hardware & Equipment                  $ 9,885,931
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 21

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
                 SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.1%
                 Semiconductors -- 1.1%
       28,560    Altera Corp.                                      $     925,058
                                                                   -------------
                 Total Semiconductors & Semiconductor Equipment    $     925,058
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $56,534,059)                                $  81,063,189
--------------------------------------------------------------------------------
 Principal
 Amount ($)
--------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 5.1%
                 Repurchase Agreement -- 5.1%
    4,330,000    Bank of Nova Scotia, Inc., 0.20%, dated 11/30/12,
                 repurchase price of $4,330,000 plus accrued interest
                 on 12/3/12 collateralized by $4,416,716 U.S.
                 Treasury Notes, 1.75%, 3/31/14                    $   4,330,000
--------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $4,330,000)                                 $   4,330,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 99.7%
                 (Cost $60,864,059) (a)                            $  85,393,189
--------------------------------------------------------------------------------
                 OTHER ASSETS & LIABILITIES -- 0.3%                $     286,046
--------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                        $  85,679,235
================================================================================

*   Non-income producing security.

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $60,990,698 was as follows:

       Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                   $ 26,184,343

       Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                     (1,781,852)
                                                                       -------------
       Net unrealized gain                                             $ 24,402,491
                                                                       =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $21,433,440 and $41,737,954, respectively.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1          Level 2        Level 3     Total
--------------------------------------------------------------------------------
Common Stocks            $81,063,189      $       --     $    --     $81,063,189
Repurchase Agreement              --       4,330,000          --       4,330,000
--------------------------------------------------------------------------------
Total                    $81,063,189      $4,330,000     $    --     $85,393,189
================================================================================

During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 23

Statement of Assets and Liabilities | 11/30/12

ASSETS:
  Investment in securities (cost $60,864,059)                     $  85,393,189
  Cash                                                                  342,754
  Receivables --
     Fund shares sold                                                    73,564
     Dividends, interest and foreign taxes withheld                      81,666
     Due to Pioneer Investment Management, Inc.                          51,730
  Other                                                                  27,881
--------------------------------------------------------------------------------
        Total assets                                              $  85,970,784
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                            131,276
  Due to affiliates                                                      30,490
  Accrued expenses                                                       10,781
  Accrued professional fees                                              39,347
  Accrued registration expense                                           79,655
--------------------------------------------------------------------------------
        Total liabilities                                         $     291,549
================================================================================
NET ASSETS:
  Paid-in capital                                                 $ 142,171,045
  Accumulated net realized loss on investments                      (81,020,940)
  Net unrealized gain on investments                                 24,529,130
--------------------------------------------------------------------------------
        Total net assets                                          $  85,679,235
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $48,629,106/3,614,147 shares)                 $       13.46
  Class B (based on $3,608,376/289,475 shares)                    $       12.47
  Class C (based on $19,298,146/1,539,283 shares)                 $       12.54
  Class R (based on $1,097,527/84,336 shares)                     $       13.01
  Class Y (based on $13,046,080/953,752 shares)                   $       13.68
MAXIMUM OFFERING PRICE:
  Class A ($13.46 (divided by) 94.25%)                            $       14.28
================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
   Dividends                                                   $   873,319
   Interest                                                          4,961
   Income from securities loaned, net                                   10
----------------------------------------------------------------------------------------
        Total investment income                                              $  878,290
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $   687,675
  Transfer agent fees
     Class A                                                       119,382
     Class B                                                        21,709
     Class C                                                        28,448
     Class R                                                         1,151
     Class Y                                                         2,990
  Distribution fees
     Class A                                                       128,217
     Class B                                                        44,254
     Class C                                                       199,264
     Class R                                                         5,929
  Shareholder communications expense                                85,433
  Administrative reimbursements                                     27,313
  Custodian fees                                                    10,440
  Registration fees                                                140,483
  Professional fees                                                 52,809
  Printing expense                                                  22,678
  Fees and expenses of nonaffiliated Trustees                        6,795
  Miscellaneous                                                     16,079
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 1,601,049
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                  (292,700)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 1,308,349
----------------------------------------------------------------------------------------
        Net investment loss                                                  $  (430,059)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND CLASS ACTION:
  Net realized gain on:
     Investments                                               $ 6,597,797
     Class actions                                                 285,958   $ 6,883,755
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                               $ 3,897,520
----------------------------------------------------------------------------------------
  Net gain on investments                                                    $10,781,275
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $10,351,216
========================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended
                                                            11/30/12        11/30/11
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $    (430,059)  $    (469,602)
Net realized gain on investments and class action               6,883,755      18,013,326
Change in net unrealized gain (loss) on investments             3,897,520      (9,912,061)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $  10,351,216   $   7,631,663
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  11,403,983   $  11,251,931
Reinvestment of distributions                                          --              --
Cost of shares repurchased                                    (28,849,863)    (88,827,606)
------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
      Fund share transactions                               $ (17,445,880)  $ (77,575,675)
------------------------------------------------------------------------------------------
   Net decrease in net assets                               $  (7,094,664)  $ (69,944,012)
NET ASSETS:
Beginning of year                                              92,773,899     162,717,911
------------------------------------------------------------------------------------------
End of year                                                 $  85,679,235   $  92,773,899
==========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------
                               '12 Shares    '12 Amount      '11 Shares   '11 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                        567,222   $  7,589,938       525,869   $   6,402,311
Reinvestment of distributions           --             --            --              --
Less shares repurchased         (1,142,409)   (15,007,026)   (3,343,364)    (40,551,829)
----------------------------------------------------------------------------------------
      Net decrease                (575,187)  $ (7,417,088)   (2,817,495)  $ (34,149,518)
----------------------------------------------------------------------------------------
Class B
Shares sold or exchanged            18,654   $    224,187        14,187   $     161,474
Reinvestment of distributions           --             --            --              --
Less shares repurchased           (175,255)    (2,174,228)     (280,773)     (3,214,434)
----------------------------------------------------------------------------------------
      Net decrease                (156,601)  $ (1,950,041)     (266,586)  $  (3,052,960)
----------------------------------------------------------------------------------------
Class C
Shares sold                        202,695   $  2,502,082       189,185   $   2,165,268
Reinvestment of distributions           --             --            --              --
Less shares repurchased           (405,398)    (5,127,399)     (738,228)     (8,525,747)
----------------------------------------------------------------------------------------
      Net decrease                (202,703)  $ (2,625,317)     (549,043)  $  (6,360,479)
----------------------------------------------------------------------------------------
Class R
Shares sold                         18,553   $    233,523        30,457   $     359,644
Reinvestment of distributions           --             --            --              --
Less shares repurchased            (46,933)      (590,834)     (110,142)     (1,347,922)
----------------------------------------------------------------------------------------
      Net decrease                 (28,380)  $   (357,311)      (79,685)  $    (988,278)
----------------------------------------------------------------------------------------
Class Y
Shares sold                         58,180   $    854,253       174,799   $   2,163,234
Reinvestment of distributions           --             --            --              --
Less shares repurchased           (445,982)    (5,950,376)   (2,773,962)    (35,187,674)
----------------------------------------------------------------------------------------
      Net decrease                (387,802)  $ (5,096,123)   (2,599,163)  $ (33,024,440)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 27

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year        Year       Year
                                                             Ended         Ended         Ended       Ended      Ended
                                                             11/30/12      11/30/11      11/30/10    11/30/09   11/30/08
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.02      $  11.59      $ 10.98     $  8.40    $  13.80
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.03)     $  (0.03)     $  0.00(a)  $  0.02    $   0.02
   Net realized and unrealized gain (loss) on investments        1.47          0.46         0.62        2.59       (5.38)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.44      $   0.43      $  0.62     $  2.61    $  (5.36)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --      $     --      $ (0.01)    $ (0.03)   $     --
   Net realized gain                                               --            --           --          --       (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.44      $   0.43      $  0.61     $  2.58    $  (5.40)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.46      $  12.02      $ 11.59     $ 10.98    $   8.40
=========================================================================================================================
Total return*                                                   11.98%(c)      3.71%(b)     5.62%      31.24%     (38.86)%
Ratio of net expenses to average net assets+                     1.20%         1.20%        1.20%       1.20%       1.20%
Ratio of net investment income (loss) to average net assets+    (0.24)%       (0.21)%       0.01%       0.18%       0.05%
Portfolio turnover rate                                            25%           37%          31%         15%         31%
Net assets, end of period (in thousands)                     $ 48,629      $ 50,370      $81,235     $88,635    $ 88,678
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.63%         1.55%        1.50%       1.56%       1.37%
   Net investment loss                                          (0.67)%       (0.56)%      (0.30)%     (0.18)%     (0.12)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.20%         1.20%        1.20%       1.20%       1.20%
   Net investment income (loss)                                 (0.24)%       (0.21)%       0.01%       0.18%       0.05%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) Amount rounds to less than $0.01 per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year        Year          Year
                                                             Ended         Ended         Ended       Ended         Ended
                                                             11/30/12      11/30/11      11/30/10    11/30/09      11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $  11.24      $  10.94      $  10.44    $   8.03      $ 13.31
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.18)     $  (0.16)     $  (0.11)   $  (0.06)(a)  $ (0.11)
   Net realized and unrealized gain (loss) on investments        1.41          0.46          0.61        2.47        (5.13)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.23      $   0.30      $   0.50    $   2.41      $ (5.24)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         $     --      $     --      $     --    $     --      $ (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.23      $   0.30      $   0.50    $   2.41      $ (5.28)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.47      $  11.24      $  10.94    $  10.44      $  8.03
============================================================================================================================
Total return*                                                   10.94%(c)      2.74%(b)      4.79%      30.01%      (39.39)%
Ratio of net expenses to average net assets+                     2.10%         2.10%         2.10%       2.10%        2.11%
Ratio of net investment loss to average net assets+             (1.15)%       (1.10)%       (0.90)%     (0.72)%      (0.86)%
Portfolio turnover rate                                            25%           37%           31%         15%          31%
Net assets, end of period (in thousands)                     $  3,608      $  5,014      $  7,794    $ 12,006      $12,351
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.66%         2.60%         2.48%       2.59%        2.32%
   Net investment loss                                          (1.71)%       (1.61)%       (1.28)%     (1.21)%      (1.07)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.10%         2.10%         2.10%       2.10%        2.10%
   Net investment loss                                          (1.15)%       (1.10)%       (0.90)%     (0.72)%      (0.85)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.36%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.53%.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 29

----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year        Year          Year
                                                             Ended         Ended         Ended       Ended         Ended
                                                             11/30/12      11/30/11      11/30/10    11/30/09      11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  11.30      $  11.00      $  10.50    $   8.08      $ 13.38
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.15)     $  (0.14)     $  (0.10)   $  (0.06)(a)  $ (0.10)
   Net realized and unrealized gain (loss) on investments        1.39          0.44          0.60        2.48        (5.16)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.24      $   0.30      $   0.50    $   2.42      $ (5.26)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                         $     --      $     --      $     --    $     --      $ (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.24      $   0.30      $   0.50    $   2.42      $ (5.30)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.54      $  11.30      $  11.00    $  10.50      $  8.08
============================================================================================================================
Total return*                                                   10.97%(c)      2.73%(b)      4.76%      29.95%      (39.33)%
Ratio of net expenses to average net assets+                     2.10%         2.10%         2.10%       2.10%        2.07%
Ratio of net investment loss to average net assets+             (1.14)%       (1.10)%       (0.90)%     (0.72)%      (0.82)%
Portfolio turnover rate                                            25%           37%           31%         15%          31%
Net assets, end of period (in thousands)                     $ 19,298      $ 19,692      $ 25,199    $ 28,305      $29,164
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.30%         2.27%         2.24%       2.29%        2.07%
   Net investment loss                                          (1.34)%       (1.28)%       (1.03)%     (0.91)%      (0.82)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  2.10%         2.10%         2.10%       2.10%        2.07%
   Net investment loss                                          (1.14)%       (1.10)%       (0.90)%     (0.72)%      (0.82)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             11/30/12     11/30/11     11/30/10     11/30/09     11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 11.66      $ 11.27      $ 10.69      $  8.17      $  13.46
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.07)     $ (0.07)     $ (0.02)     $ (0.01)(a)  $  (0.03)
----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments       1.42         0.46         0.60         2.53         (5.22)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.35      $  0.39      $  0.58      $  2.52      $  (5.25)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $    --      $    --      $ (0.00)(b)  $    --      $     --
   Net realized gain                                              --           --           --           --         (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.35      $  0.39      $  0.58      $  2.52      $  (5.29)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.01      $ 11.66      $ 11.27      $ 10.69      $   8.17
============================================================================================================================
Total return*                                                  11.58%(d)     3.46%(c)     5.44%       30.84%       (39.03)%
Ratio of net expenses to average net assets+                    1.45%        1.45%        1.45%        1.45%         1.45%
Ratio of net investment loss to average net assets+            (0.52)%      (0.46)%      (0.24)%      (0.09)%       (0.20)%
Portfolio turnover rate                                           25%          37%          31%          15%           31%
Net assets, end of period (in thousands)                     $ 1,098      $ 1,314      $ 2,168      $ 2,400      $  1,002
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.96%        1.73%        1.67%        1.82%         1.80%
   Net investment loss                                         (1.03)%      (0.74)%      (0.47)%      (0.46)%       (0.54)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.45%        1.45%        1.45%        1.45%         1.45%
   Net investment loss                                         (0.52)%      (0.46)%      (0.24)%      (0.09)%       (0.20)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) Amount rounds to less than $0.01 or $(0.01) per share.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.06%.

(d) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.24%.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 31

-------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year      Year      Year
                                                             Ended         Ended         Ended     Ended     Ended
                                                             11/30/12      11/30/11      11/30/10  11/30/09  11/30/08
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.21      $  11.75      $ 11.12   $  8.50   $  13.96
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.02)     $  (0.00)(a)  $  0.03   $  0.05   $   0.07
   Net realized and unrealized gain (loss) on investments        1.49          0.46         0.63      2.61      (5.44)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.47      $   0.46      $  0.66   $  2.66   $  (5.37)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --      $     --      $ (0.03)  $ (0.04)  $  (0.05)
   Net realized gain                                               --            --           --        --      (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.47      $   0.46      $  0.63   $  2.62   $  (5.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.68      $  12.21      $ 11.75   $ 11.12   $   8.50
=========================================================================================================================
Total return*                                                   12.04%(c)      3.91%(b)     5.93%    31.41%    (38.65)%
Ratio of net expenses to average net assets+                     1.11%         0.97%        0.94%     0.98%      0.90%
Ratio of net investment income (loss) to average net assets+    (0.15)%        0.01%        0.26%     0.45%      0.36%
Portfolio turnover rate                                            25%           37%          31%       15%        31%
Net assets, end of period (in thousands)                     $ 13,046      $ 16,385      $46,323   $59,976   $105,183
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.11%         0.97%        0.94%     0.98%      0.90%
   Net investment income (loss)                                 (0.15)%        0.01%        0.26%     0.45%      0.36%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.11%         0.97%        0.94%     0.98%      0.90%
   Net investment income (loss)                                 (0.15)%        0.01%        0.26%     0.45%      0.36%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) Amount rounds to less than $(0.01) per share.

(b) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.

(c) If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class B, Class C and Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At November 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

34 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $430,059 to decrease paid-in capital and $430,059 to decrease accumulated net investment loss to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2012, the Fund had a net capital loss carryforward of $80,894,301 of which the following amounts will expire in 2016 and 2017 if not utilized: $14,418,728 in 2016 and $66,475,573 in 2017.

    There were no distributions paid during the years ended November 30, 2012 and November 30, 2011.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 35

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Capital loss carryforward                                      $(80,894,301)
    Net unrealized gain                                              24,402,491
    ----------------------------------------------------------------------------
         Total                                                     $(56,491,810)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,720 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended November 30, 2012, the Fund recognized gains of $285,958 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

36 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

E.  Risks

    The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Fund ended its involvement in the securities lending program.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 37

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the year ended November 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of year end, PIMUSA has yet to exercise the aforementioned acquisition rights.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during year ended November 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,644 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

38 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $48,757
 Class B                                                                   5,845
 Class C                                                                  20,778
 Class R                                                                   3,859
 Class Y                                                                   6,194
--------------------------------------------------------------------------------
   Total                                                                 $85,433
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,853 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

4.  Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,993 in distribution fees payable to PFD at November 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 39

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $1,828 were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no borrowings under a credit facility.

40 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and the Shareowners of Pioneer Oak Ridge Large Cap Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Oak Ridge Large Cap Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust I) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 41

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Large Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the

42 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2012, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2012 and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Fund's performance.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 43

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were equal to or higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the

44 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 45 considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.

46 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Oak Ridge Investments, LLC

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.        Chairman and Chief Executive Officer,  Director, Broadridge Financial
Chairman of the Board        Serves until a successor   Quadriserv, Inc. (technology products  Solutions, Inc. (investor
and Trustee                  trustee is elected or      for securities lending industry)       communications and securities
                             earlier retirement         (2008 - present); private investor     processing provider for financial
                             or removal.                (2004 - 2008); and Senior Executive    services industry) (2009 -
                                                        Vice President, The Bank of New York   present); Director, Quadriserv,
                                                        (financial and securities services)    Inc. (2005 - present); and
                                                        (1986 - 2004)                          Commissioner, New Jersey State
                                                                                               Civil Service Commission (2011 -
                                                                                               present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Trustee since 2005.        Managing Partner, Federal City         Director of Enterprise Community
Trustee                      Serves until a successor   Capital Advisors (corporate advisory   Investment, Inc. (privately-held
                             trustee is elected or      services company) (1997 - 2004 and     affordable housing finance company)
                             earlier retirement         2008 - present); Interim Chief         (1985 - 2010); Director of Oxford
                             or removal.                Executive Officer, Oxford Analytica,   Analytica, Inc. (2008 - present);
                                                        Inc. (privately held research and      Director of The Swiss Helvetia
                                                        consulting company) (2010); Executive  Fund, Inc. (closed-end fund)
                                                        Vice President and Chief Financial     (2010 - present); and Director of New
                                                        Officer, I-trax, Inc. (publicly traded York Mortgage Trust (publicly health care services company) (2004 -  traded mortgage REIT) (2004 -
                                                        2007); and Executive Vice President    2009, 2012 - present)
                                                        and Chief Financial Officer, Pedestal
                                                        Inc. (internet-based mortgage trading
                                                        company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.        William Joseph Maier Professor of      Trustee, Mellon Institutional
Trustee                      Serves until a successor   Political Economy, Harvard University  Funds Investment Trust and Mellon
                             trustee is elected or      (1972 - present)                       Institutional Funds Master
                             earlier retirement                                                Portfolio (oversaw 17 portfolios
                             or removal.                                                       in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 2003.        Founding Director, Vice President and  None
Trustee                      Serves until a successor   Corporate Secretary, The Winthrop
                             trustee is elected or      Group, Inc. (consulting firm)
                             earlier retirement         (1982-present); Desautels Faculty of
                             or removal.                Management, McGill University (1999 -
                                                        present); and Manager of Research
                                                        Operations and Organizational
                                                        Learning, Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 2003.        President and Chief Executive Officer, Director of New America High
Trustee                      Serves until a successor   Newbury, Piret & Company, Inc.         Income Fund, Inc. (closed-end
                             trustee is elected or      (investment banking firm) (1981 -      investment company) (2004 -
                             earlier retirement         present)                               present); and member, Board of
                             or removal.                                                       Governors, Investment Company
                                                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 2012.        Senior Counsel, Sullivan & Cromwell    Director, The Swiss Helvetia Fund,
Trustee                      Serves until a successor   LLP (law firm) (1998 - present); and   Inc. (closed-end investment
                             trustee is elected or      Partner, Sullivan & Cromwell LLP       company); and Director, Invesco,
                             earlier retirement         (prior to 1998)                        Ltd. (formerly AMVESCAP, PLC)
                             or removal.                                                       (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 49

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2003.        Non-Executive Chairman and a          None
Trustee, President and       Serves until a             director of Pioneer Investment
Chief Executive Officer      successor trustee is       Management USA Inc.
of the Fund                  elected or earlier         ("PIM-USA"); Chairman and a
                             retirement or              director of Pioneer; Chairman
                             removal.                   and Director of Pioneer
                                                        Institutional Asset
                                                        Management, Inc. (since 2006);
                                                        Director of Pioneer
                                                        Alternative Investment
                                                        Management Limited (Dublin)
                                                        (until October 2011);
                                                        President and a director of
                                                        Pioneer Alternative Investment
                                                        Management (Bermuda) Limited
                                                        and affiliated funds; Deputy
                                                        Chairman and a director of
                                                        Pioneer Global Asset
                                                        Management S.p.A. ("PGAM")
                                                        (until April 2010); Director
                                                        of Nano-C, Inc. (since 2003);
                                                        Director of Cole Management
                                                        Inc. (2004 - 2011); Director
                                                        of Fiduciary Counseling, Inc.
                                                        (until December 2011);
                                                        President of all of the
                                                        Pioneer Funds; and Retired
                                                        Partner, Wilmer Cutler
                                                        Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2007.        Director, CEO and President of        None
Trustee and Executive        Serves until a             PIM-USA (since February 2007);
Vice President               successor trustee is       Director and President of
                             elected or earlier         Pioneer and Pioneer
                             retirement or              Institutional Asset
                             removal.                   Management, Inc. (since
                                                        February 2007); Executive Vice
                                                        President of all of the
                                                        Pioneer Funds (since March
                                                        2007); Director of PGAM (2007
                                                        - 2010); Head of New Europe
                                                        Division, PGAM (2000 - 2005);
                                                        Head of New Markets Division,
                                                        PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

50 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Since 2003. Serves at the  Vice President and Associate General   None
Secretary                    discretion of the Board.   Counsel of Pioneer since January 2008
                                                        and Secretary of all of the Pioneer
                                                        Funds since June 2010; Assistant
                                                        Secretary of all of the Pioneer Funds
                                                        from September 2003 to May 2010; and
                                                        Vice President and Senior Counsel of
                                                        Pioneer from July 2002 to December
                                                        2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves at the  Fund Governance Director of Pioneer    None
Assistant Secretary          discretion of the Board.   since December 2006 and Assistant
                                                        Secretary of all the Pioneer Funds
                                                        since June 2010; Manager - Fund
                                                        Governance of Pioneer from December
                                                        2003 to November 2006; and Senior
                                                        Paralegal of Pioneer from January
                                                        2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at the  Counsel of Pioneer since June 2007     None
Assistant Secretary          discretion of the Board.   and Assistant Secretary of all the
                                                        Pioneer Funds since June 2010; and
                                                        Vice President and Counsel at State
                                                        Street Bank from October 2004 to June
                                                        2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at the  Vice President - Fund Treasury of      None
Treasurer and Chief          discretion of the Board.   Pioneer; Treasurer of all of the
Financial and Accounting                                Pioneer Funds since March 2008;
Officer of the Fund                                     Deputy Treasurer of Pioneer from
                                                        March 2004 to February 2008; and
                                                        Assistant Treasurer of all of the
                                                        Pioneer Funds from March 2004 to
                                                        February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2003. Serves at the  Assistant Vice President - Fund        None
Assistant Treasurer          discretion of the Board.   Treasury of Pioneer; and Assistant
                                                        Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2003. Serves at the  Fund Accounting Manager - Fund         None
Assistant Treasurer          discretion of the Board.   Treasury of Pioneer; and Assistant
                                                        Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

           Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                Other Directorships
Position Held with the Fund  Length of Service          Principal Occupation                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at the  Fund Administration Manager - Fund     None
Assistant Treasurer          discretion of the Board.   Treasury of Pioneer since November
                                                        2008; Assistant Treasurer of all of
                                                        the Pioneer Funds since January 2009;
                                                        and Client Service Manager -
                                                        Institutional Investor Services at
                                                        State Street Bank from March 2003 to
                                                        March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at the  Chief Compliance Officer               None
Chief Compliance Officer     discretion of the Board.   of Pioneer and of all the Pioneer
                                                        Funds since March 2010; Director of
                                                        Adviser and Portfolio Compliance at
                                                        Pioneer since October 2005; and
                                                        Senior Compliance Officer for
                                                        Columbia Management Advisers, Inc.
                                                        from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)        Since 2006. Serves at the  Director--Transfer Agency Compliance   None
Anti-Money Laundering        discretion of the Board.   of Pioneer and Anti-Money Laundering
Officer                                                 Officer of all the Pioneer Funds
                                                        since 2006
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Invesments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19450-06-0113

                           Pioneer Select
                           Mid Cap Growth Fund

--------------------------------------------------------------------------------
                           Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:

                           Class A     PMCTX
                           Class C     PMTCX
                           Class Y     PMTYX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         25

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      40

Approval of Investment Advisory Agreement                                    41

Trustees, Officers and Service Providers                                     45

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

Pioneer Select Mid Cap Growth Fund delivered positive returns during the 12-month period ended November 30, 2012, but the Fund's results underperformed those of its benchmark and Lipper peer group during the same period. Portfolio underexposure to the stronger-performing sectors as well as unfavorable stock selection results in some key areas combined to drag down the Fund's relative performance. In the following interview, Ken Winston, vice president and portfolio manager at Pioneer, offers insight about some of the positive and negative influences on the portfolio during the 12-month period. Mr. Winston is responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the 12-month period ended November 30, 2012?

A After a shaky start to 2012, stocks firmed during the spring as economic data continued to improve. China's decelerating economy and the debt crises in Europe undercut investors' appetite for risk during the summer, however, and stock prices fell. After the summer swoon, increased investor confidence that conditions in China and Europe would improve, combined with aggressive action by the world's large central banks to free-up the credit markets, led to another stock-price rally. Late in the Fund's fiscal year ended November 30, 2012, however, uncertainty about the so-called "fiscal cliff" situation in the U.S. and the approaching November presidential election once again drove many equity investors to the sidelines. In response to the external events troubling the markets, large groups of stocks rose and fell in virtual lockstep, thus narrowing opportunities to identify market inefficiencies and potentially undervalued stocks.

Q How did the Fund perform in that environment during the 12-month period ended November 30, 2012?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 7.11% at net asset value during the 12-month period ended November 30, 2012, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 12.06%. During the same period, the average return of the 396 mutual funds in Lipper's Mid Cap Growth Funds category was 9.33%.

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Q Which investment decisions were most responsible for the Fund's underperformance of the Russell Index benchmark during the 12-month period ended November 30, 2012?

A About one-third of the Fund's benchmark-relative underperformance during the 12-month period can be traced to sector weighting decisions, with most of that underperformance attributable to portfolio underexposure to the period's top-performing sectors. The Fund's allocations to the telecom services, materials, financials and consumer-related sectors, all of which were strong performers during the period, were underweight compared with the Russell Index's weightings and consequently held back relative performance.

    In materials, it was the absence of housing-related stocks in the portfolio that held back the Fund's relative returns. As the housing recovery began to take shape, the stock prices of companies that supply a range of building materials advanced quickly. In addition, chemical companies, including paint makers, saw their costs decline with the steady drop in natural gas prices. Normally, such businesses are very cyclical and our focus when investing the Fund's assets typically is on companies that can deliver sustainable growth in any business cycle.

    One portfolio overweight--to the underperforming information technology sector--also detracted from relative performance during the 12-month period. Conversely, being overweight compared with the Russell Index in the strong-performing health care sector was beneficial for the Fund's returns.

    The balance of the Fund's underperformance during the 12-month period was due to adverse stock selection results in materials, industrials and health care. Stock selection results were favorable, however, in consumer staples and financials, but those successes were not enough to offset disappointing stock choices in other sectors.

Q Which individual stock selections were the biggest detractors from the Fund's performance during the 12-month period ended November 30, 2012?

A OCZ Technology was the worst performer in the portfolio during the 12-month period, and we subsequently eliminated the Fund's position. OCZ makes solid-state drives, a technology that is rapidly displacing hard

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 5 drives in many devices. The company's products, however, did not enjoy as big an advantage over its competitors as the market expected, and the stock underperformed.

    Spirit AeroSystems, a large holding in the Fund's portfolio, also cut into performance during the 12-month period. Spirit is the sole supplier to Boeing for certain aircraft parts and appeared in good position to take advantage of an aerospace industry upswing. Unfortunately, an unexpected statement that the company's cost-reduction efforts had fallen short of objectives drove the company's share price down quickly. KBR, an energy engineering and construction company, saw some of its projects delayed against a background of falling natural gas prices, and the company's underperformance also hurt the Fund's returns. We continue to hold KBR in the portfolio.

    Tangoe, another Fund holding, provides software and services that help companies to manage their telecommunications expenses--a large and underpenetrated market. The company's results have come in as expected, but some hedge fund investors have expressed doubt about Tangoe's growth potential, and that negative "buzz" dampened the share price's performance during the period. We continue to hold Tangoe in the portfolio because of its competitive advantage in its market space.

    The Fund's shares of Rovi also declined in value during the 12-month period. Rovi earns royalties from cable providers who use the company's on-screen guides and other digital services. Rovi's strongest growth area is overseas, where the move from analog to digital television is in the early stages, but new concepts in program delivery may allow broadcasters to bypass Rovi as they build their own internet-based systems, and that uncertainty caused the company's stock price to take a hit during the period.

    In health care, the Fund's position in drug-maker Questcor declined in value when a major insurer stopped paying for Acthar, the company's drug that targets a number of orphan diseases. Acthar has proven especially effective in treating flare-ups in patients with Multiple Sclerosis (MS). The MS market for Acthar has been growing dramatically, but the FDA had never reviewed trials on that particular use for the drug, even though it is an on-label application that doctors continue to favor. We sold Questcor on concerns that other insurers might follow suit and stop paying for Acthar.

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

    VeriFone, which supplies payment terminals for retailers, appeared set for a product upgrade cycle because of new regulations requiring shoppers to enter a PIN number in addition to swiping their credit cards. Unfortunately, new technologies have developed which facilitate purchases by using smart phones or tablets as payment terminals. We are skeptical about the widespread acceptance of new payment methods, but we also believe the threat will be a cloud overhanging VeriFone for years, and so we sold the Fund's shares in the company.

Q Which individual stock selections made a positive contribution to the Fund's performance during the 12-month period ended November 30, 2012?

A Green Mountain Coffee, which makes Keurig one-cup coffee brewers and coffee packs, was the period's biggest contributor to Fund returns thanks to our timely sale and repurchase of the company's shares. Green Mountain's shares had suffered as new competitors entered the market and some patents expired; however, we think the competitors will struggle against Green Mountain's well-established brand, and the company reported strong earnings results for the most recent quarter-end period.

    Success Factors, marketers of business software, was acquired at a premium during the 12-month period by a large overseas company, and the Fund's holding benefited from the transaction. SS&C Holdings, specialists in back-office solutions for financial services firms, was another Fund holding that made a solid contribution to performance during the period. Clients turn to SS&C to help them manage increasingly complex regulatory and compliance obligations.

    Ross Stores, the country's second-largest off-price retailer and one of the Fund's larger holdings, also contributed to results during the 12-month period. Ross has been taking market share from department and specialty stores while at the same time improving its systems and merchandising capabilities. Ross acquires seasonal apparel from suppliers during off-season periods and then sells the apparel at very competitive prices when the appropriate season comes around again. Currently operating in just 25 states, we believe that Ross has ample room for further growth.

    A position in Fomento Economico Mexicano, or FEMSA, also added to the Fund's performance during the period. FEMSA is the Mexican bottler of Coca-Cola and holds an interest in Heineken, but the company's real growth potential lies in its fast-growing and highly profitable chain of OXXO convenience stores. OXXO offers a one-stop shopping destination

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 7 where consumers can buy groceries and liquor as well as access banking and other services. The Fund's position in another consumer company, Whole Foods Markets, enjoyed a year of strong sales growth as it continued to open new stores and expand its market share.

Q   What is your outlook for the upcoming quarters?

A We believe that any tax increases that emerge from the "fiscal cliff" negotiations could hold back corporate earnings growth, and we also feel that year-over-year profit increases will be hard to come by after their robust expansion in recent years. On the other hand, China's economy may be recovering, a factor which could brighten global business conditions.

    In light of attractive equity valuations and record-high bond values, reallocations away from bonds and into stocks in individual and institutional investment portfolios could provide a boost to equity performance over the next several quarters.

    We think the housing recovery in the U.S. will gain steam. In addition, the U.S. is steadily becoming more energy independent, which should aid the nascent manufacturing renaissance and lead to job creation. We believe that improvements in the energy, manufacturing and housing sectors have the potential to offset slower overall economic growth.

Please refer to the Schedule of Investments on pages 17-24 for a full listing of Fund securities.

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Investing in mid-sized companies may offer the potential for higher returns, but such companies are also subject to greater short-term price fluctuations than larger, more-established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 9

Portfolio Summary | 11/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         87.7%
International Common Stocks                                                 8.0%
Depositary Receipts for International Stocks                                2.9%
Temporary Cash Investments                                                  1.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     22.2%
Consumer Discretionary                                                     20.1%
Health Care                                                                16.2%
Industrials                                                                13.6%
Energy                                                                      8.2%
Financials                                                                  6.6%
Materials                                                                   6.0%
Consumer Staples                                                            5.9%
Telecommunication Services                                                  1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.   LKQ Corp.                                                           1.98%
--------------------------------------------------------------------------------
  2.   Jazz Pharmaceuticals Plc                                            1.81
--------------------------------------------------------------------------------
  3.   Cabot Oil & Gas Corp.                                               1.72
--------------------------------------------------------------------------------
  4.   Fomento Economico Mexicano SAB de CV (A.D.R.)                       1.70
--------------------------------------------------------------------------------
  5.   Green Mountain Coffee Roasters, Inc.                                1.56
--------------------------------------------------------------------------------
  6.   Watson Pharmaceuticals, Inc.                                        1.45
--------------------------------------------------------------------------------
  7.   Hologic, Inc.                                                       1.44
--------------------------------------------------------------------------------
  8.   Ensco Plc                                                           1.44
--------------------------------------------------------------------------------
  9.   TJX Companies, Inc.                                                 1.44
--------------------------------------------------------------------------------
 10.   Mastercard, Inc.                                                    1.43
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommen-dations to buy or sell any security listed.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       11/30/12                   11/30/11
--------------------------------------------------------------------------------
          A                          $18.99                     $17.73
--------------------------------------------------------------------------------
          C                          $17.36                     $16.37
--------------------------------------------------------------------------------
          Y                          $19.54                     $18.16
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                        Investment          Short-Term            Long-Term
         Class            Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A               $  --               $  --               $  --
--------------------------------------------------------------------------------
           C               $  --               $  --               $  --
--------------------------------------------------------------------------------
           Y               $  --               $  --               $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 11

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              Net Asset          Public Offering
Period                        Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                      9.11%              8.46%
5 Years                       3.01               1.80
1 Year                        7.11               0.96
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Select Mid        Russell Midcap
                              Cap Growth Fund           Growth Index
11/30/2002                    $   9,425                 $  10,000
11/30/2003                    $  12,178                 $  13,264
11/30/2004                    $  13,027                 $  14,777
11/30/2005                    $  15,491                 $  17,170
11/30/2006                    $  17,081                 $  19,381
11/30/2007                    $  19,425                 $  21,344
11/30/2008                    $  11,307                 $  11,493
11/30/2009                    $  16,446                 $  16,416
11/30/2010                    $  19,888                 $  20,738
11/30/2011                    $  21,039                 $  21,997
11/30/2012                    $  22,534                 $  24,650

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class A shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      8.34%              8.34%
5 Years                       2.07               2.07
1 Year                        6.05               6.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              2.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Select Mid        Russell Midcap
                              Cap Growth Fund           Growth Index
11/30/2002                    $  10,000                 $  10,000
11/30/2003                    $  12,827                 $  13,264
11/30/2004                    $  13,624                 $  14,777
11/30/2005                    $  16,149                 $  17,170
11/30/2006                    $  17,726                 $  19,381
11/30/2007                    $  20,114                 $  21,344
11/30/2008                    $  11,591                 $  11,493
11/30/2009                    $  16,741                 $  16,416
11/30/2010                    $  20,054                 $  20,738
11/30/2011                    $  21,016                 $  21,997
11/30/2012                    $  22,287                 $  24,650

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class C shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 13

Performance Update | 11/30/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(6/23/2004)                   7.36%              7.36%
5 Years                       3.43               3.43
1 Year                        7.60               7.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Select Mid        Russell Midcap
                              Cap Growth Fund           Growth Index
6/30/2004                     $  5,000,000              $  5,000,000
11/30/2004                    $  5,110,906              $  5,201,134
11/30/2005                    $  6,086,709              $  6,043,464
11/30/2006                    $  6,727,271              $  6,821,939
11/30/2007                    $  7,660,445              $  7,512,741
11/30/2008                    $  4,471,893              $  4,045,427
11/30/2009                    $  6,532,479              $  5,778,163
11/30/2010                    $  7,933,622              $  7,299,439
11/30/2011                    $  8,425,414              $  7,742,438
11/30/2012                    $  9,065,671              $  8,676,434

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was established in connection with the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance shown for Class Y shares of the Fund for periods prior to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2012, through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                                     A            C            Y
--------------------------------------------------------------------------------
 Beginning Account Value                     $1,000.00    $1,000.00    $1,000.00
 on 6/1/12
--------------------------------------------------------------------------------
 Ending Account                              $1,029.31    $1,024.24    $1,031.64
 Value (after expenses) on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid                               $    5.88    $   10.93    $    3.71
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.16% and 0.73% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012, through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                                     A            C            Y
--------------------------------------------------------------------------------
 Beginning Account Value                     $1,000.00    $1,000.00    $1,000.00
 on 6/1/12
--------------------------------------------------------------------------------
 Ending Account                              $1,019.20    $1,014.20    $1,021.35
 Value (after expenses) on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid                               $    5.86    $   10.88    $    3.69
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.16% and 0.73% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Schedule of Investments | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               COMMON STOCKS -- 99.3%
               ENERGY -- 8.2%
               Oil & Gas Drilling -- 1.4%
     111,224   Ensco Plc                                                  $     6,476,574
-----------------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.8%
      68,000   Dresser-Rand Group, Inc.*                                  $     3,591,080
      64,000   Oil States International, Inc.*                                  4,526,080
                                                                          ---------------
                                                                          $     8,117,160
-----------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 4.2%
     163,394   Cabot Oil & Gas Corp.                                      $     7,695,857
      51,000   Concho Resources, Inc.*                                          4,093,260
      69,000   Gulfport Energy Corp.*                                           2,624,760
      41,000   Range Resources Corp.                                            2,624,820
      60,000   Trilogy Energy Corp.                                             1,730,514
                                                                          ---------------
                                                                          $    18,769,211
-----------------------------------------------------------------------------------------
               Oil & Gas Storage & Transportation -- 0.8%
      97,000   SemGroup Corp.*                                            $     3,654,960
                                                                          ---------------
               Total Energy                                               $    37,017,905
-----------------------------------------------------------------------------------------
               MATERIALS -- 6.1%
               Industrial Gases -- 0.5%
      25,000   Airgas, Inc.                                               $     2,214,250
-----------------------------------------------------------------------------------------
               Specialty Chemicals -- 3.1%
      77,000   Ecolab, Inc.                                               $     5,550,160
     200,000   Flotek Industries, Inc.*                                         2,310,000
      49,000   Valspar Corp.                                                    3,076,220
      47,000   WR Grace & Co.*                                                  3,077,090
                                                                          ---------------
                                                                          $    14,013,470
-----------------------------------------------------------------------------------------
               Construction Materials -- 1.1%
      40,000   Eagle Materials, Inc.                                      $     2,128,800
      50,000   Vulcan Materials Co.                                             2,642,000
                                                                          ---------------
                                                                          $     4,770,800
-----------------------------------------------------------------------------------------
               Metal & Glass Containers -- 0.9%
      89,000   Ball Corp.                                                 $     3,977,410
-----------------------------------------------------------------------------------------
               Paper Packaging -- 0.5%
      35,000   Rock-Tenn Co.                                              $     2,276,400
                                                                          ---------------
               Total Materials                                            $    27,252,330
-----------------------------------------------------------------------------------------
               CAPITAL GOODS -- 6.9%
               Building Products -- 0.5%
      70,000   Fortune Brands Home & Security, Inc.*                      $     2,099,300
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 17

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               Construction & Engineering -- 0.9%
     139,400   KBR, Inc.                                                  $     3,875,320
-----------------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 1.6%
      66,000   Joy Global, Inc.                                           $     3,761,340
     225,000   The Manitowoc Co., Inc.                                          3,375,000
                                                                          ---------------
                                                                          $     7,136,340
-----------------------------------------------------------------------------------------
               Industrial Machinery -- 3.2%
      73,000   Chart Industries, Inc.*                                    $     4,415,040
     130,000   Ingersoll-Rand Plc                                               6,341,400
      57,073   SPX Corp.                                                        3,887,813
                                                                          ---------------
                                                                          $    14,644,253
-----------------------------------------------------------------------------------------
               Trading Companies & Distributors -- 0.7%
      45,700   MSC Industrial Direct Co., Inc.                            $     3,320,562
                                                                          ---------------
               Total Capital Goods                                        $    31,075,775
-----------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 4.0%
               Diversified Support Services -- 1.3%
     141,000   United Rentals, Inc.*                                      $     5,855,730
-----------------------------------------------------------------------------------------
               Research & Consulting Services -- 2.7%
      68,000   CoStar Group, Inc.*                                        $     5,906,480
      15,300   IHS, Inc.*                                                       1,409,742
     176,000   Nielsen Holdings NV*                                             4,984,320
                                                                          ---------------
                                                                          $    12,300,542
                                                                          ---------------
               Total Commercial Services & Supplies                       $    18,156,272
-----------------------------------------------------------------------------------------
               TRANSPORTATION -- 2.6%
               Airlines -- 2.2%
      45,000   Alaska Air Group, Inc.*                                    $     1,923,750
      45,000   Copa Holdings SA                                                 4,267,800
     104,785   Spirit Airlines, Inc.*                                           1,758,292
     138,300   US Airways Group, Inc.*                                          1,782,687
                                                                          ---------------
                                                                          $     9,732,529
-----------------------------------------------------------------------------------------
               Railroads -- 0.4%
      25,500   Kansas City Southern                                       $     1,992,825
                                                                          ---------------
               Total Transportation                                       $    11,725,354
-----------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.7%
               Auto Parts & Equipment -- 1.0%
      96,000   Lear Corp.                                                 $     4,192,320
-----------------------------------------------------------------------------------------
               Motorcycle Manufacturers -- 0.7%
      69,000   Harley-Davidson, Inc.                                      $     3,240,240
                                                                          ---------------
               Total Automobiles & Components                             $     7,432,560
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.0%
               Apparel, Accessories & Luxury Goods -- 2.0%
      17,000   Lululemon Athletica, Inc.*                                 $     1,220,260
     180,000   True Religion Apparel, Inc.                                      4,696,200
      20,000   VF Corp.                                                         3,210,200
                                                                          ---------------
                                                                          $     9,126,660
                                                                          ---------------
               Total Consumer Durables & Apparel                          $     9,126,660
-----------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.0%
               Hotels, Resorts & Cruise Lines -- 0.8%
      76,800   Wyndham Worldwide Corp.                                    $     3,770,112
-----------------------------------------------------------------------------------------
               Restaurants -- 1.2%
      44,000   Buffalo Wild Wings, Inc.*                                  $     3,187,360
       7,500   Chipotle Mexican Grill, Inc.*                                    1,978,350
                                                                          ---------------
                                                                          $     5,165,710
                                                                          ---------------
               Total Consumer Services                                    $     8,935,822
-----------------------------------------------------------------------------------------
               MEDIA -- 2.8%
               Broadcasting -- 0.5%
      40,000   Discovery Communications, Inc.*                            $     2,416,400
-----------------------------------------------------------------------------------------
               Movies & Entertainment -- 2.3%
     225,000   Cinemark Holdings, Inc.                                    $     6,120,000
     198,000   Imax Corp.*                                                      4,286,700
                                                                          ---------------
                                                                          $    10,406,700
                                                                          ---------------
               Total Media                                                $    12,823,100
-----------------------------------------------------------------------------------------
               RETAILING -- 11.5%
               Distributors -- 2.0%
     405,600   LKQ Corp.*                                                 $     8,890,752
-----------------------------------------------------------------------------------------
               Internet Retail -- 0.7%
     160,000   HomeAway, Inc.*                                            $     3,276,800
-----------------------------------------------------------------------------------------
               General Merchandise Stores -- 1.6%
     101,000   Dollar General Corp.*                                      $     5,050,000
      50,962   Dollar Tree, Inc.*                                               2,127,154
                                                                          ---------------
                                                                          $     7,177,154
-----------------------------------------------------------------------------------------
               Apparel Retail -- 3.4%
     108,510   Francesca's Holdings Corp.*                                $     2,824,515
      68,400   Ross Stores, Inc.                                                3,893,328
     146,000   TJX Companies, Inc.                                              6,473,640
      55,800   Urban Outfitters, Inc.*                                          2,103,660
                                                                          ---------------
                                                                          $    15,295,143
-----------------------------------------------------------------------------------------
               Home Improvement Retail -- 1.2%
     145,000   Lowe's Companies, Inc.                                     $     5,233,050
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 19

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               Specialty Stores -- 1.6%
      65,600   GNC Holdings, Inc.                                         $     2,304,528
      37,000   Tractor Supply Co.*                                              3,315,940
      18,000   Ulta Salon Cosmetics & Fragrance, Inc.                           1,805,040
                                                                          ---------------
                                                                          $     7,425,508
-----------------------------------------------------------------------------------------
               Automotive Retail -- 1.0%
     125,000   CarMax, Inc.*                                              $     4,532,500
                                                                          ---------------
               Total Retailing                                            $    51,830,907
-----------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 2.1%
               Food Retail -- 2.1%
      75,000   The Fresh Market, Inc.*                                    $     3,887,250
      58,921   Whole Foods Market, Inc.                                         5,500,865
                                                                          ---------------
                                                                          $     9,388,115
                                                                          ---------------
               Total Food & Staples Retailing                             $     9,388,115
-----------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.8%
               Soft Drinks -- 1.7%
      77,700   Fomento Economico Mexicano SAB de CV (A.D.R.)              $     7,620,816
-----------------------------------------------------------------------------------------
               Agricultural Products -- 0.6%
      41,000   Ingredion, Inc.                                            $     2,662,950
-----------------------------------------------------------------------------------------
               Packaged Foods & Meats -- 1.5%
     191,000   Green Mountain Coffee Roasters, Inc.*                      $     7,003,970
                                                                          ---------------
               Total Food, Beverage & Tobacco                             $    17,287,736
-----------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 5.5%
               Health Care Equipment -- 2.3%
      73,700   ABIOMED, Inc.*                                             $       983,895
     339,600   Hologic, Inc.*                                                   6,479,568
       5,200   Intuitive Surgical, Inc.*                                        2,750,800
                                                                          ---------------
                                                                          $    10,214,263
-----------------------------------------------------------------------------------------
               Health Care Supplies -- 1.0%
     170,000   Align Technology, Inc.*                                    $     4,656,300
-----------------------------------------------------------------------------------------
               Health Care Services -- 1.5%
      45,490   Catamaran Corp.*                                           $     2,214,908
      26,000   DaVita HealthCare Partners, Inc.*                                2,808,000
      36,000   Express Scripts Holding Co.*                                     1,938,600
                                                                          ---------------
                                                                          $     6,961,508
-----------------------------------------------------------------------------------------
               Health Care Facilities -- 0.7%
     115,000   Brookdale Senior Living, Inc.*                             $     2,939,400
                                                                          ---------------
               Total Health Care Equipment & Services                     $    24,771,471
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 10.6%
               Biotechnology -- 5.4%
      35,000   Alexion Pharmaceuticals, Inc.*                             $     3,360,700
     209,000   Alkermes Plc*                                                    4,035,790
     313,370   Amarin Corp Plc (A.D.R.)*                                        3,888,922
      31,000   BioMarin Pharmaceutical, Inc.*                                   1,506,600
     100,000   Cubist Pharmaceuticals, Inc.*                                    4,061,000
     280,000   NPS Pharmaceuticals, Inc.*                                       2,864,400
      19,000   Regeneron Pharmaceuticals, Inc.*                                 3,354,450
      26,000   Vertex Pharmaceuticals, Inc.*                                    1,034,540
                                                                          ---------------
                                                                          $    24,106,402
-----------------------------------------------------------------------------------------
               Pharmaceuticals -- 5.2%
     185,000   Akorn, Inc.*                                               $     2,495,650
     150,781   Jazz Pharmaceuticals Plc*                                        8,124,080
      76,000   Salix Pharmaceuticals, Ltd.*                                     3,256,600
     128,007   ViroPharma, Inc.*                                                3,173,294
      74,000   Watson Pharmaceuticals, Inc.*                                    6,512,740
                                                                          ---------------
                                                                          $    23,562,364
                                                                          ---------------
               Total Pharmaceuticals, Biotechnology & Life Sciences       $    47,668,766
-----------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 4.0%
               Consumer Finance -- 2.0%
      86,140   Capital One Financial Corp.                                $     4,961,664
     100,000   Discover Financial Services, Inc.                                4,161,000
                                                                          ---------------
                                                                          $     9,122,664
-----------------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.6%
     116,300   Invesco, Ltd.                                              $     2,906,337
     100,669   Walter Investment Management Corp.*                              4,256,285
                                                                          ---------------
                                                                          $     7,162,622
-----------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 0.4%
      55,000   Evercore Partners, Inc.                                    $     1,510,850
                                                                          ---------------
               Total Diversified Financials                               $    17,796,136
-----------------------------------------------------------------------------------------
               INSURANCE -- 0.8%
               Property & Casualty Insurance -- 0.8%
     140,000   Fidelity National Financial, Inc.                          $     3,389,400
                                                                          ---------------
               Total Insurance                                            $     3,389,400
-----------------------------------------------------------------------------------------
               REAL ESTATE -- 1.9%
               Residential REITs -- 0.8%
      85,000   American Campus Communities, Inc.                          $     3,723,000
-----------------------------------------------------------------------------------------
               Real Estate Services -- 1.1%
      58,800   Jones Lang LaSalle, Inc.                                   $     4,822,188
                                                                          ---------------
               Total Real Estate                                          $     8,545,188
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 21

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.5%
               Internet Software & Services -- 5.9%
      87,000   Akamai Technologies, Inc.*                                 $     3,185,940
      77,000   eBay, Inc.*                                                      4,067,140
     150,012   ExactTarget, Inc.*                                               3,091,747
       8,100   Google, Inc.*                                                    5,656,797
      21,000   LinkedIn Corp.*                                                  2,270,940
      70,000   Rackspace Hosting, Inc.*                                         4,838,400
     202,915   SciQuest, Inc.*                                                  3,305,485
                                                                          ---------------
                                                                          $    26,416,449
-----------------------------------------------------------------------------------------
               IT Consulting & Other Services -- 0.5%
      51,000   Gartner, Inc.*                                             $     2,441,880
-----------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 3.2%
      31,300   Alliance Data Systems Corp.*                               $     4,459,937
     100,000   Genpact, Ltd.                                                    1,605,000
      13,100   Mastercard, Inc.                                                 6,401,708
      30,000   WEX, Inc.*                                                       2,158,800
                                                                          ---------------
                                                                          $    14,625,445
-----------------------------------------------------------------------------------------
               Application Software -- 5.1%
      21,982   ANSYS, Inc.*                                               $     1,458,066
      50,700   Citrix Systems, Inc.*                                            3,100,812
      90,000   Nuance Communications, Inc.*                                     2,001,600
     115,000   RealPage, Inc.*                                                  2,275,850
      31,000   Salesforce.com, Inc.*                                            4,887,770
     161,320   SS&C Technologies Holdings, Inc.*                                3,805,539
     300,000   Tangoe, Inc.*                                                    3,912,000
      60,000   TIBCO Software, Inc.*                                            1,503,000
                                                                          ---------------
                                                                          $    22,944,637
-----------------------------------------------------------------------------------------
               Systems Software -- 0.8%
      70,000   Red Hat, Inc.*                                             $     3,458,000
                                                                          ---------------
               Total Software & Services                                  $    69,886,411
-----------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.3%
               Communications Equipment -- 1.6%
     180,000   Aruba Networks, Inc.*                                      $     3,506,400
      22,000   F5 Networks, Inc.*                                               2,060,960
      75,802   Riverbed Technology, Inc.*                                       1,356,856
                                                                          ---------------
                                                                          $     6,924,216
-----------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.7%
      84,089   SanDisk Corp.*                                             $     3,287,880
                                                                          ---------------
               Total Technology Hardware & Equipment                      $    10,212,096
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.3%
               Semiconductor Equipment -- 0.4%
      27,797   ASML Holding NV (A.D.R.)                                   $     1,739,258
-----------------------------------------------------------------------------------------
               Semiconductors -- 3.9%
      90,000   Altera Corp.                                               $     2,915,100
      90,000   Analog Devices, Inc.                                             3,654,000
     115,000   Broadcom Corp.                                                   3,723,700
      80,000   Maxim Integrated Products, Inc.                                  2,335,200
     130,000   Skyworks Solutions, Inc.*                                        2,944,500
      65,000   Xilinx, Inc.                                                     2,252,250
                                                                          ---------------
                                                                          $    17,824,750
                                                                          ---------------
               Total Semiconductors & Semiconductor Equipment             $    19,564,008
-----------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 0.7%
               Alternative Carriers -- 0.7%
     125,000   tw telecom, Inc.*                                          $     3,211,250
                                                                          ---------------
               Total Telecommunication Services                           $     3,211,250
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $375,279,523)                                        $   447,097,262
-----------------------------------------------------------------------------------------
 Principal
 Amount ($)
-----------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 1.2%
               Repurchase Agreement -- 1.2%
   5,500,000   JPMorgan, Inc., 0.21%, dated 11/30/12, repurchase price
               of $5,500,000 plus accrued interest on 12/3/12
               collateralized by $5,666,756 Freddie Mac Gold Pool,
               3.0%, 11/1/42                                              $     5,500,000
------------------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $5,500,000)                                          $     5,500,000
------------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 100.5%
               (Cost $380,779,523) (a)                                    $   452,597,262
------------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- (0.5)%                       $    (2,091,830)
------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                 $   450,505,432
==========================================================================================

*        Non-income producing security.

REIT     Real Estate Investment Trust.

(A.D.R.) American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 23

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $384,189,212 was as follows:

        Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                    $    82,383,668

        Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                        (13,975,618)
                                                                          ---------------
        Net unrealized gain                                               $    68,408,050
                                                                          ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $396,064,530 and $434,200,563, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                         Level 1          Level 2        Level 3    Total
--------------------------------------------------------------------------------
Common Stocks            $447,097,262     $       --     $    --    $447,097,262
Repurchase Agreement               --      5,500,000          --       5,500,000
--------------------------------------------------------------------------------
Total                    $447,097,262     $5,500,000     $    --    $452,597,262
================================================================================

During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Statement of Assets and Liabilities | 11/30/12

ASSETS:
   Investment in securities (cost $380,779,523)                    $452,597,262
   Cash                                                               1,919,819
   Receivables --
      Investment securities sold                                     11,341,292
      Fund shares sold                                                  441,800
      Dividends                                                         208,717
   Other                                                                 22,844
--------------------------------------------------------------------------------
         Total assets                                              $466,531,734
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                              $ 15,247,583
      Fund shares repurchased                                           523,363
   Due to affiliates                                                    113,393
   Accrued expenses                                                     141,963
--------------------------------------------------------------------------------
         Total liabilities                                         $ 16,026,302
================================================================================
NET ASSETS:
   Paid-in capital                                                 $368,439,883
   Undistributed net investment income                                   71,932
   Accumulated net realized gain on investments                      10,176,142
   Net unrealized gain on investments                                71,817,739
   Net unrealized loss on assets and liabilities denominated in
      foreign currencies                                                   (264)
--------------------------------------------------------------------------------
         Total net assets                                          $450,505,432
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $335,701,617/17,679,626 shares)               $      18.99
   Class C (based on $12,761,405/735,154 shares)                   $      17.36
   Class Y (based on $102,042,410/5,222,273 shares)                $      19.54
MAXIMUM OFFERING PRICE:
   Class A ($18.99 (divided by) 94.25%)                            $      20.15
================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 25

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $5,585)             $  2,920,970
   Interest                                                               2,977
   Income from securities loaned, net                                     1,987
-------------------------------------------------------------------------------------------------
         Total investment income                                                   $   2,925,934
=================================================================================================
EXPENSES:
   Management fees                                                 $  2,954,259
   Transfer agent fees and expenses
      Class A                                                           493,176
      Class C                                                            33,567
      Class Y                                                             3,977
   Distribution fees
      Class A                                                           904,938
      Class C                                                           134,156
   Shareholder communication expense                                    249,290
   Administrative reimbursements                                        134,013
   Custodian fees                                                        16,616
   Registration fees                                                    126,614
   Professional fees                                                     67,219
   Printing expense                                                      40,412
   Fees and expenses of nonaffiliated Trustees                           16,006
   Miscellaneous                                                         29,634
-------------------------------------------------------------------------------------------------
      Total expenses                                                               $   5,203,877
-------------------------------------------------------------------------------------------------
         Net investment loss                                                       $  (2,277,943)
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on:
      Investments                                                  $ 36,413,468
      Class actions                                                     310,365    $  36,723,833
-------------------------------------------------------------------------------------------------
   Change in net unrealized loss on:
      Investments                                                  $ (1,536,066)
      Other assets and liabilities denominated in
         foreign currencies                                                (264)   $  (1,536,330)
-------------------------------------------------------------------------------------------------
   Net gain on investments                                                         $  35,187,503
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $  32,909,560
=================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Statements of Changes in Net Assets


-------------------------------------------------------------------------------------------------
                                                                   Year Ended      Year Ended
                                                                   11/30/12        11/30/11
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                $ (2,277,943)   $  (1,948,261)
Net realized gain on investments and class actions                   36,723,833       68,114,236
Change in net unrealized gain (loss) on investments
   and foreign currency transactions                                 (1,536,330)     (33,233,237)
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $ 32,909,560    $  32,932,738
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 49,740,808    $  41,572,669
Cost of shares repurchased                                          (91,199,301)    (123,923,153)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                   $(41,458,493)   $ (82,350,484)
-------------------------------------------------------------------------------------------------
      Net decrease in net assets                                   $ (8,548,933)   $ (49,417,746)
NET ASSETS:
Beginning of year                                                   459,054,365      508,472,111
-------------------------------------------------------------------------------------------------
End of year                                                        $450,505,432    $ 459,054,365
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     71,932    $          --
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 27

-------------------------------------------------------------------------------------------------
                                 '12 Shares    '12 Amount       '11 Shares       '11 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                       1,038,018    $  19,718,219        1,638,594    $    29,818,613
Less shares repurchased          (3,809,031)     (72,535,773)      (4,280,133)       (78,343,287)
-------------------------------------------------------------------------------------------------
      Net decrease               (2,771,013)   $ (52,817,554)      (2,641,539)   $   (48,524,674)
=================================================================================================
Class C
Shares sold                         160,369    $   2,791,454          191,038    $     3,197,803
Less shares repurchased            (224,962)      (4,046,284)        (259,705)        (4,315,020)
-------------------------------------------------------------------------------------------------
      Net decrease                  (64,593)   $  (1,254,830)         (68,667)   $    (1,117,217)
=================================================================================================
Class Y
Shares sold                       1,371,609    $  27,231,135          483,384    $     8,556,253
Less shares repurchased            (744,633)     (14,617,244)      (2,197,318)       (41,264,846)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)       626,976    $  12,613,891       (1,713,934)   $   (32,708,593)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year        Year          Year
                                                             Ended         Ended         Ended       Ended         Ended
                                                             11/30/12      11/30/11      11/30/10    11/30/09 (a)  11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  17.73      $  16.76      $  13.86    $  9.59       $ 18.63
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.11)     $  (0.09)     $  (0.08)   $ (0.06)      $ (0.05)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          1.37          1.06          2.98       4.39         (6.84)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.26      $   0.97      $   2.90    $  4.33       $ (6.89)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                               --            --            --      (0.06)        (2.15)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.26      $   0.97      $   2.90    $  4.27       $ (9.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  18.99      $  17.73      $  16.76    $ 13.86       $  9.59
============================================================================================================================
Total return*                                                    7.11%(c)      5.79%(b)     20.92%     45.46%       (41.79)%
Ratio of net expenses to average net assets                      1.16%         1.15%         1.21%      1.29%         1.25%
Ratio of net investment loss to average net assets              (0.54)%       (0.44)%       (0.61)%    (0.39)%       (0.25)%
Portfolio turnover rate                                            86%           81%           88%        91%           38%
Net assets, end of period (in thousands)                     $335,702      $362,504      $387,037    $73,077       $97,154
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.16%         1.15%         1.21%      1.29%         1.25%
   Net investment loss                                          (0.54)%       (0.44)%       (0.61)%    (0.39)%       (0.25)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.16%         1.15%         1.21%      1.29%         1.25%
   Net investment loss                                          (0.54)%       (0.44)%       (0.61)%    (0.39)%       (0.25)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.02%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 29

-------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year          Year
                                                             Ended        Ended        Ended      Ended         Ended
                                                             11/30/12     11/30/11     11/30/10   11/30/09 (a)  11/30/08
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 16.37      $ 15.62      $ 13.04    $  9.09       $ 17.93
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.28)     $ (0.24)     $ (0.20)   $ (0.17)      $ (0.17)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.27         0.99         2.78       4.18         (6.52)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.99      $  0.75      $  2.58    $  4.01       $ (6.69)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                              --           --           --      (0.06)        (2.15)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.99      $  0.75      $  2.58    $  3.95       $ (8.84)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 17.36      $ 16.37      $ 15.62    $ 13.04       $  9.09
=========================================================================================================================
Total return*                                                   6.05%(c)     4.80%(b)    19.79%     44.43%       (42.37)%
Ratio of net expenses to average net assets                     2.16%        2.07%        2.14%      2.31%         2.00%
Ratio of net investment loss to average net assets             (1.54)%      (1.37)%      (1.54)%    (1.44)%       (1.00)%
Portfolio turnover rate                                           86%          81%          88%        91%           38%
Net assets, end of period (in thousands)                     $12,761      $13,090      $13,565    $ 5,017       $ 4,457
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.16%        2.07%        2.25%      2.31%         2.00%
   Net investment loss                                         (1.54)%      (1.37)%      (1.64)%    (1.44)%       (1.00)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.16%        2.07%        2.14%      2.31%         2.00%
   Net investment loss                                         (1.54)%      (1.37)%      (1.54)%    (1.44)%       (1.00)%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 5.97%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year          Year          Year        Year          Year
                                                             Ended         Ended         Ended       Ended         Ended
                                                             11/30/12      11/30/11      11/30/10    11/30/09 (a)  11/30/08
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  18.16      $ 17.10       $  14.08    $  9.70       $      18.77
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.02)     $ (0.00)(b)   $  (0.02)   $ (0.01)      $         --
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          1.40         1.06           3.04       4.45              (6.92)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.38      $  1.06       $   3.02    $  4.44       $      (6.92)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                               --           --             --      (0.06)             (2.15)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.38      $  1.06       $   3.02    $  4.38       $      (9.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  19.54      $ 18.16       $  17.10    $ 14.08       $       9.70
=================================================================================================================================
Total return*                                                    7.60%(e)     6.20%(d)      21.45%     46.08%            (41.62)%
Ratio of net expenses to average net assets                      0.73%        0.71%          0.74%      0.97%              1.00%
Ratio of net investment loss to average net assets              (0.11)%      (0.00)%(c)     (0.14)%    (0.05)%               --
Portfolio turnover rate                                            86%          81%            88%        91%                38%
Net assets, end of period (in thousands)                     $102,042      $83,460       $107,870    $81,580       $    115,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                0.73%        0.71%          0.74%      0.97%              1.00%
   Net investment loss                                          (0.11)%      (0.00)%(c)     (0.14)%    (0.05)%               --
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  0.73%        0.71%          0.74%      0.97%              1.00%
   Net investment loss                                          (0.11)%      (0.00)%(c)     (0.14)%    (0.05)%               --
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

(b) Rounds to less than $0.01 or $(0.01) per share.

(c) Rounds to less than 0.01% or (0.01)%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 31

Notes to Financial Statements | 11/30/12


1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and stated liabilities of the Regions Morgan Keegan Select Mid Cap Growth Fund (the predecessor fund) on May 15, 2009 pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of the predecessor fund on May 8, 2009. The predecessor fund exchanged all of its net assets of Class A, Class C and Class I shares for the Fund's Class A, Class C and Class Y shares, respectively, in a one-to-one exchange ratio. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At November 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 33

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $2,381,888 to decrease paid-in capital, $2,349,875 to increase undistributed net investment income, and $32,013 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    There were no distributions paid during the years ended November 30, 2012 and November 30, 2011.

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed long-term gain                                    $13,657,763
     Net unrealized gain                                              68,407,786
    ----------------------------------------------------------------------------
          Total                                                      $82,065,549
    ============================================================================

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on Real Estate Investment Trust (REIT) holdings and other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $24,269 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $310,365 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 35

F.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Fund ended its involvement in the securities lending program.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 the predecessor fund through May 15, 2009. For the year ended November 30, 2012, the effective management fee was equivalent to 0.63% of the Fund's average daily net assets.

During prior periods, PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 1.00% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations were in effect through June 1, 2012 for Class A and Class Y shares, and through April 1, 2012 for Class C shares. These expense limitations have not been extended.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,644 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $214,093
 Class C                                                                  25,598
 Class Y                                                                   9,599
--------------------------------------------------------------------------------
   Total                                                                $249,290
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,486 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 37

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,263 in distribution fees payable to PFD at November 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $970 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no borrowings under a credit facility.

7. Subsequent Event

The Board of Trustees of Pioneer Select Mid Cap Growth Fund has approved the reorganization of the Fund with and into Pioneer Growth Opportunities Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur in the second quarter of 2013. The Reorganization does not require shareholder approval.

The combined fund will be named Pioneer select Mid Cap Growth Fund, will be managed by the same investment personnel as the Fund, and will have the same investment policies and strategies as the Fund. It is anticipated that the performance and accounting history of the Fund will become that of the combined fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and the Shareowners of Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust I) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 41 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2012 and in the third quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 43 shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 45

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held with the Fund  Length of Service   Principal Occupation                                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2009. Chairman and Chief Executive Officer, Quadriserv,   Director, Broadridge Financial
Chairman of the Board        Serves until a      Inc. (technology products for securities lending    Solutions, Inc. (investor
and Trustee                  successor trustee   industry) (2008 - present); private investor        communications and securities
                             is elected or       (2004 - 2008); and Senior Executive Vice            processing provider for
                             earlier retirement  President, The Bank of New York (financial and      financial services industry)
                             or removal.         securities services) (1986 - 2004)                  (2009 - present); Director,
                                                                                                     Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner,
                                                                                                     New Jersey State Civil Service
                                                                                                     Commission (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)           Trustee since 2009. Managing Partner, Federal City Capital Advisors     Director of Enterprise
Trustee                      Serves until a      (corporate advisory services company) (1997 - 2004  Community Investment, Inc.
                             successor trustee   and 2008 - present); Interim Chief Executive        (privately-held affordable
                             is elected or       Officer, Oxford Analytica, Inc. (privately held     housing finance company)
                             earlier retirement  research and consulting company) (2010); Executive  (1985 - 2010); Director of
                             or removal.         Vice President and Chief Financial Officer, I-trax, Oxford Analytica, Inc. (2008 -
                                                 Inc. (publicly traded health care services          present); Director of The
                                                 company) (2004 - 2007); and Executive Vice          Swiss Helvetia Fund, Inc.
                                                 President and Chief Financial Officer, Pedestal     (closed-end fund) (2010 -
                                                 Inc. (internet-based mortgage trading company)      present); and Director of New
                                                 (2000 - 2002)                                       York Mortgage Trust (publicly
                                                                                                     traded mortgage REIT) (2004 -
                                                                                                     2009, 2012 - present)
-----------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                        Other Directorships
Position Held with the Fund Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)   Trustee since 2009.   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)        Funds Investment Trust and
                            successor trustee                                                         Mellon Institutional Funds
                            is elected or                                                             Master Portfolio (oversaw 17
                            earlier retirement                                                        portfolios in fund complex)
                            or removal.                                                               (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)   Trustee since 2009.   Founding Director, Vice President and Corporate     None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee     firm) (1982-present); Desautels Faculty of
                            is elected or         Management, McGill University (1999 - present);
                            earlier retirement    and Manager of Research Operations and
                            or removal.           Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)    Trustee since 2009.   President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                     Serves until a        Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                            successor trustee     (1981 - present)                                    investment company) (2004 -
                            is elected or                                                             present); and member, Board of
                            earlier retirement                                                        Governors, Investment Company
                            or removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)        Trustee since 2012.   Senior Counsel, Sullivan & Cromwell LLP (law firm)  Director, The Swiss Helvetia
Trustee                     Serves until a        (1998 - present); and Partner, Sullivan & Cromwell  Fund, Inc. (closed-end
                            successor trustee     LLP (prior to 1998)                                 investment company); and
                            is elected or                                                             Director, Invesco, Ltd.
                            earlier retirement                                                        (formerly AMVESCAP, PLC)
                            or removal.                                                               (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 47

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2009.   Non-Executive Chairman and a director of Pioneer    None
Trustee, President and       Serves until a        Investment Management USA Inc. ("PIM-USA");
Chief Executive              successor trustee     Chairman and a director of Pioneer; Chairman and
Officer of the Fund          is elected or         Director of Pioneer Institutional Asset
                             earlier retirement    Management, Inc. (since 2006); Director of Pioneer
                             or removal.           Alternative Investment Management Limited (Dublin)
                                                   (until October 2011); President and a director of
                                                   Pioneer Alternative Investment Management
                                                   (Bermuda) Limited and affiliated funds; Deputy
                                                   Chairman and a director of Pioneer Global Asset
                                                   Management S.p.A. ("PGAM") (until April 2010);
                                                   Director of Nano-C, Inc. (since 2003); Director of
                                                   Cole Management Inc. (2004 - 2011); Director of
                                                   Fiduciary Counseling, Inc. (until December 2011);
                                                   President of all of the Pioneer Funds; and Retired
                                                   Partner, Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2009.   Director, CEO and President of PIM-USA (since       None
Trustee and Executive        Serves until a        February 2007); Director and President of Pioneer
Vice President               successor trustee     and Pioneer Institutional Asset Management, Inc.
                             is elected or         (since February 2007); Executive Vice President of
                             earlier retirement    all of the Pioneer Funds (since March 2007);
                             or removal.           Director of PGAM (2007 - 2010); Head of New Europe
                                                   Division, PGAM (2000 - 2005); Head of New Markets
                                                   Division, PGAM (2005 - 2007)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and    Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                  Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Since 2009. Serves    Vice President and Associate General Counsel of       None
Secretary                    at the discretion     Pioneer since January 2008 and Secretary of all of
                             of the Board.         the Pioneer Funds since June 2010; Assistant
                                                   Secretary of all of the Pioneer Funds from
                                                   September 2003 to May 2010; and Vice President and
                                                   Senior Counsel of Pioneer from July 2002 to
                                                   December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves    Fund Governance Director of Pioneer since December    None
Assistant Secretary          at the discretion     2006 and Assistant Secretary of all the Pioneer
                             of the Board.         Funds since June 2010; Manager - Fund Governance of
                                                   Pioneer from December 2003 to November 2006; and
                                                   Senior Paralegal of Pioneer from January 2000 to
                                                   November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves    Counsel of Pioneer since June 2007 and Assistant      None
Assistant Secretary          at the discretion     Secretary of all the Pioneer Funds since June 2010;
                             of the Board.         and Vice President and Counsel at State Street Bank
                                                   from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2009. Serves    Vice President - Fund Treasury of Pioneer;            None
Treasurer and Chief          at the discretion     Treasurer of all of the Pioneer Funds since March
Financial and Accounting     of the Board.         2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Fund                                to February 2008; and Assistant Treasurer of all of
                                                   the Pioneer Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2009. Serves    Assistant Vice President - Fund Treasury of           None
Assistant Treasurer          at the discretion     Pioneer; and Assistant Treasurer of all of the
                             of the Board.         Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2009. Serves    Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          at the discretion     and Assistant Treasurer of all of the Pioneer Funds
                             of the Board.
----------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 49

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Fund  Length of Service     Principal Occupation                                  Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves    Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          at the discretion     Pioneer since November 2008; Assistant Treasurer of
                             of the Board.         all of the Pioneer Funds since January 2009; and
                                                   Client Service Manager - Institutional Investor
                                                   Services at State Street Bank from March 2003 to
                                                   March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     at the discretion     Pioneer Funds since March 2010; Director of Adviser
                             of the Board.         and Portfolio Compliance at Pioneer since October
                                                   2005; and Senior Compliance Officer for Columbia
                                                   Management Advisers, Inc. from October 2003 to
                                                   October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)        Since 2009. Serves    Director--Transfer Agency Compliance of Pioneer and   None
Anti-Money Laundering        at the discretion     Anti-Money Laundering Officer of all the Pioneer
Officer                      of the Board.         Funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

                           This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12 51

                           This page for your notes.

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 23474-03-0113

                           Pioneer Oak Ridge
                           Small Cap Growth Fund

--------------------------------------------------------------------------------
                           Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:

                           Class A        ORIGX
                           Class B        ORIBX
                           Class C        ORICX
                           Class R        ORSRX*
                           Class Y        ORIYX

                           * Share class launched on April 2, 2012.

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              19

Schedule of Investments                                                      21

Financial Statements                                                         27

Notes to Financial Statements                                                36

Report of Independent Registered Public Accounting Firm                      44

Approval of Investment Advisory Agreement                                    45

Trustees, Officers and Service Providers                                     50

            Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

            Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

In the following interview, David Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, the sub-adviser of Pioneer Oak Ridge Small Cap Growth Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2012. Mr. Klaskin is Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager.

Q   How did the Fund perform during the 12 months ended November 30, 2012?

A Pioneer Oak Ridge Small Cap Growth Fund's Class A shares returned 6.76% at net asset value during the 12 months ended November 30, 2012, while the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 11.13% and 13.09%, respectively. During the same period, the average return of the 530 mutual funds in Lipper's Small Cap Growth Funds category was 9.82%.

Q How would you describe the market environment for equities during the 12 months ended November 30, 2012?

A In light of the many potential obstacles to market performance, stocks performed surprisingly well during the past year ended November 30, 2012. At various points during the period, investors had to contend with worries related to the European sovereign-debt crisis, the slowing economic growth outlook in China, the November 2012 U.S. elections and, more recently, the possible "fiscal cliff" scenario in the U.S. budget negotiations (a set of tax increases and government spending cuts set to go into effect at year-end if a compromise deal between Congress and the president could not be reached).

    One reason the equity market was able to hold up so well in the face of such numerous headwinds was the very low interest rates available on government bonds. The low interest rates meant that stocks represented the most compelling investment option for yield-hungry investors during the 12-month period, despite the potential risks associated with equity investing. In addition, the strong general health of U.S. corporations -- as reflected in their high profit margins, record cash balances and extensive stock buybacks -- helped to limit the extent of downturns in the equity market throughout the 12-month period.

    Small-cap stocks performed well during the period amid an environment of elevated investor risk appetites. Small caps, as measured by the Russell 2000 Index, still underperformed larger-cap stocks during the period, however, as investors gravitated more toward larger, more established companies that

4 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 were in the best position to withstand the various challenges facing the global economy. The Russell 2000 Index returned 13.09% during the 12-month period, while the large-cap Russell 1000 Index returned 16.19%.

Q What specific factors had the biggest impact on the Fund's benchmark-relative performance during the 12 months ended November 30, 2012?

A While the Fund finished the fiscal year ended November 30, 2012, with a positive return, its performance did not keep pace with the return of the broader small-cap asset class. The Fund's underperformance of its benchmarks was due mainly to lagging individual stock selection results and the relatively conservative bias of the portfolio. Sector allocation decisions were not a major factor in the Fund's benchmark-relative performance during the period.

    Stock selection in the consumer discretionary sector was, by far, the Fund's biggest area of benchmark-relative underperformance during the 12-month period. While the portfolio realized a strong gain through a position in the auto replacement parts company LKQ , that performance was more than offset by the disappointing results produced by positions in Deckers and True Religion. Deckers, best known as the maker of UGG boots, was hurt by both last year's warm winter and the rising price of sheepskin, one of the company's primary input costs. The Fund continues to hold a small weighting in the stock due its extremely low valuation. True Religion, a maker of high-end jeans, was hurt by fashion missteps and challenges associated with its Korean distribution channels. The Fund still owns a small position in True Religion based on valuation and the company's strong cash balance.

    Stock selection in health care was another large negative factor in the Fund's benchmark-relative underperformance during the period, even though the portfolio owned a number of individual stocks in the sector that performed well, including Catalyst Health, Sirona Dental, and MWI Veterinary. The primary reason for the Fund's underperformance in the sector was a position in Questcor Pharmaceuticals, a specialty pharmaceutical company whose shares fell sharply following negative news headlines about a government investigation into its sales practices. The Fund's relative performance in health care also was hurt by holding positions in Akorn, which experienced increased competitive pressures during the 12-month period, and Salix Pharmaceuticals, which suffered a disappointment regarding an anticipated FDA approval for one of its drugs.

    The Fund's benchmark-relative performance also experienced major headwinds in information technology during the period, where the portfolio's largest underperformer was a position in cloud marketing software company Vocus. The company slashed earnings estimates during

            Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 5 the period due to an acquisition, but while the acquisition wasn't well received by the market initially, we believe it ultimately will enable Vocus to increase market opportunity and expand its product offerings.

Q In what areas did your stock selection process add value to the Fund's performance during the 12 months ended November 30, 2012?

A Four of the Fund's holdings (Warnaco, Catalyst Health, Robbins and Myers, and Opnet) were acquired during the past year, providing a nice boost to overall performance. While we don't typically invest the Fund's assets with the specific goal of finding take-over candidates, a natural result of our stock selection process is that we tend to invest the portfolio in the types of fast-growing, fundamentally sound companies that corporate buyers also find attractive. We entered the Fund's fiscal year in December 2011 with 57 holdings in the portfolio, so we view four takeovers during the fiscal year as a very strong "hit rate."

    The Fund also realized significant benchmark-relative value through its positioning in the energy sector during the period. Although the portfolio's holdings in the sector produced a negative absolute return, they outpaced the energy sector's return in the Russell 2000 Growth Index (the Fund's primary benchmark) by more than 10 percentage points during the 12-month period. The portfolio's leading performer in the sector was a holding in Gulfport Energy, which bucked the general energy downtrend during the period to register a double-digit gain on the heels of reporting a significant discovery.

    The industrials sector also was a source of notable benchmark-relative outperformance for the Fund during the 12-month period. In that sector, the Fund's performance was helped by our decision to avoid owning the most economically sensitive names as well as the stocks of companies with the highest levels of European exposure. Instead, we focused the portfolio's assets in the sector on higher-quality companies with solid balance sheets and healthy earnings. An example of one such company in the portfolio is AO Smith, a leading provider of high-end water heaters in the United States and China. Another notable contributor to the Fund's performance in the industrials sector was Middleby, a maker of food-service equipment that has benefited from the continued strength of the restaurant industry and the company's successful integration of several previous acquisitions.

Q   How was the Fund positioned as of November 30, 2012?

A As of November 30, 2012, industrials and information technology represented the Fund's two largest sector weights. Industrials also represented the Fund's largest sector overweight relative to the Russell 2000 Growth Index. Within the industrials sector, we have focused on machinery and aerospace/defense companies; and in information technology, we have

6 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 emphasized software and IT services companies. At period-end, the portfolio continued to have little to no exposure to the consumer staples, telecom services, or utilities sectors, while the Russell 2000 Growth Index had a combined weighting in the three sectors of roughly 5.5%. We have not been able to identify any attractive investment opportunities in the consumer staples sector given the elevated valuations within the group, while companies in the telecom services and utilities sectors typically do not present the earnings growth opportunities required to meet our investment criteria for the Fund. The Fund also had just a small exposure to the materials sector as of November 30, 2012, due to the fact that companies in the sector tend to trade based on the direction of commodity prices rather than on individual company fundamentals.

Q   What's your outlook for the year ahead?

A Much of the post-election market commentary has been focused on the "fiscal cliff," or, more specifically, whether or not the United States will go "over" the cliff. Looking at the fiscal situation as a binary event, however, is misleading in our view, since the end result likely will involve some combination of tax hikes and spending cuts. In turn, we feel that scenario is likely to kick up a headwind in the face of an economy that already has been experiencing very slow growth. What's more, reduced incentives for corporate investment, coupled with ongoing consumer deleveraging, also have dampened growth prospects significantly.

    So, what does all of that mean for the markets?

    Our view is that even though small-cap stocks have continued to be fairly valued on the whole (which means that further expansion of valuations is unlikely), the asset class still can produce returns that are in line with earnings growth. Given the excellent organic growth prospects of many companies in the small-cap space, we would view such in-line earnings as a favorable investment outcome. In addition, we feel that small caps should continue to see above-average buyout activity as larger companies seek to offset the slow-growth environment by "buying growth" through purchases of smaller competitors.

    We intend to maintain our long-standing strategy of investing the Fund in what we believe are fast-growing, efficiently operated companies that create shareholder value while managing expenditures and avoiding excessive debt. We believe this approach can help the Fund to navigate a potentially challenging market environment, without taking on excessive risk in the process.

            Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 7

Please refer to the Schedule of Investments on pages 21-26 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Portfolio Summary | 11/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.7%
Temporary Cash Investments                                                  3.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                27.2%
Information Technology                                                     21.5%
Health Care                                                                19.8%
Consumer Discretionary                                                     17.8%
Financials                                                                  6.8%
Energy                                                                      6.5%
Materials                                                                   0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.   WEX, Inc.                                                           3.19%
--------------------------------------------------------------------------------
  2.   AO Smith Corp.                                                      3.02
--------------------------------------------------------------------------------
  3.   LKQ Corp.                                                           3.01
--------------------------------------------------------------------------------
  4.   MWI Veterinary Supply, Inc.                                         2.59
--------------------------------------------------------------------------------
  5.   Gulfport Energy Corp.                                               2.52
--------------------------------------------------------------------------------
  6.   Akorn, Inc.                                                         2.50
--------------------------------------------------------------------------------
  7.   Vitamin Shoppe, Inc.                                                2.42
--------------------------------------------------------------------------------
  8.   Colfax Corp.                                                        2.42
--------------------------------------------------------------------------------
  9.   Align Technology, Inc.                                              2.42
--------------------------------------------------------------------------------
 10.   Hittite Microwave Corp.                                             2.42
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

            Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 9

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       11/30/12                    11/30/11
--------------------------------------------------------------------------------
           A                          $29.43                      $28.42
--------------------------------------------------------------------------------
           B                          $26.90                      $26.28
--------------------------------------------------------------------------------
           C                          $25.04                      $24.48
--------------------------------------------------------------------------------
           Y                          $29.73                      $28.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     11/30/12                    4/2/12
--------------------------------------------------------------------------------
           R                          $29.40                      $29.75
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment     Short-Term               Long-Term
         Class             Income         Capital Gains           Capital Gains
--------------------------------------------------------------------------------
           A               $   --            $   --                  $0.8972
--------------------------------------------------------------------------------
           B               $   --            $   --                  $0.8972
--------------------------------------------------------------------------------
           C               $   --            $   --                  $0.8972
--------------------------------------------------------------------------------
           R*              $   --            $   --                  $0.8972
--------------------------------------------------------------------------------
           Y               $   --            $   --                  $0.8972
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-18.

*   Class R shares were first publicly offered on April 2, 2012.

10 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              Net Asset          Public Offering
Period                        Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                      9.95%              9.30%
5 Years                       5.00               3.76
1 Year                        6.76               0.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              1.51%              1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 2000     Russell 2000
                   Small Cap Growth Fund     Index            Growth Index
11/30/2002         $  9,425                  $  10,000        $  10,000
11/30/2003         $ 12,815                  $  13,629        $  13,768
11/30/2004         $ 14,931                  $  15,981        $  15,260
11/30/2005         $ 16,370                  $  17,283        $  16,490
11/30/2006         $ 17,720                  $  20,295        $  18,707
11/30/2007         $ 19,061                  $  20,057        $  19,853
11/30/2008         $ 12,989                  $  12,544        $  11,646
11/30/2009         $ 15,958                  $  15,621        $  15,209
11/30/2010         $ 20,435                  $  19,836        $  19,809
11/30/2011         $ 22,787                  $  20,382        $  20,739
11/30/2012         $ 24,327                  $  23,050        $  23,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 11

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class A shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

12 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      9.00%              9.00%
5 Years                       4.05               4.05
1 Year                        5.83               1.83
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              2.39%              2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 2000     Russell 2000
                   Small Cap Growth Fund     Index            Growth Index
11/30/2002         $  10,000                 $  10,000        $  10,000
11/30/2003         $  13,496                 $  13,629        $  13,768
11/30/2004         $  15,617                 $  15,981        $  15,260
11/30/2005         $  16,971                 $  17,283        $  16,490
11/30/2006         $  18,196                 $  20,295        $  18,707
11/30/2007         $  19,400                 $  20,057        $  19,853
11/30/2008         $  13,108                 $  12,544        $  11,646
11/30/2009         $  15,957                 $  15,621        $  15,209
11/30/2010         $  20,238                 $  19,836        $  19,809
11/30/2011         $  22,361                 $  20,382        $  20,739
11/30/2012         $  23,664                 $  23,050        $  23,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 13

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class B shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund. Class B shares were first publicly offered on February 17, 2004.

14 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      9.05%              9.05%
5 Years                       4.12               4.12
1 Year                        6.01               6.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 2000     Russell 2000
                   Small Cap Growth Fund     Index            Growth Index
11/30/2002         $  10,000                 $  10,000        $  10,000
11/30/2003         $  13,494                 $  13,629        $  13,768
11/30/2004         $  15,602                 $  15,981        $  15,260
11/30/2005         $  16,966                 $  17,283        $  16,490
11/30/2006         $  18,209                 $  20,295        $  18,707
11/30/2007         $  19,438                 $  20,057        $  19,853
11/30/2008         $  13,135                 $  12,544        $  11,646
11/30/2009         $  15,993                 $  15,621        $  15,209
11/30/2010         $  20,293                 $  19,836        $  19,809
11/30/2011         $  22,443                 $  20,382        $  20,739
11/30/2012         $  23,792                 $  23,050        $  23,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance of Class C shares of the Fund includes the net asset value performance of the predecessor fund's Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 15

Performance Update | 11/30/12                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      9.94%              9.94%
5 Years                       4.98               4.98
1 Year                        6.65               6.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                              Gross              Net
--------------------------------------------------------------------------------
                              1.94%              1.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Oak Ridge         Russell 2000     Russell 2000
                   Small Cap Growth Fund     Index            Growth Index
11/30/2002         $  10,000                 $  10,000        $  10,000
11/30/2003         $  13,597                 $  13,629        $  13,768
11/30/2004         $  15,842                 $  15,981        $  15,260
11/30/2005         $  17,368                 $  17,283        $  16,490
11/30/2006         $  18,800                 $  20,295        $  18,707
11/30/2007         $  20,224                 $  20,057        $  19,853
11/30/2008         $  13,781                 $  12,544        $  11,646
11/30/2009         $  16,931                 $  15,621        $  15,209
11/30/2010         $  21,681                 $  19,836        $  19,809
11/30/2011         $  24,177                 $  20,382        $  20,739
11/30/2012         $  25,786                 $  23,050        $  23,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                         Class R Shares (continued)

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004.

As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance shown for Class R shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. The performance shown for Class R shares of the Fund for the period from February 13, 2004, to the inception of Class R shares on April 2, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class R shares, the performance for Class R shares prior to their inception on April 2, 2012, would have been higher than the performance shown.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 17

Performance Update | 11/30/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to the values of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                              If                 If
Period                        Held               Redeemed
--------------------------------------------------------------------------------
10 Years                      10.05%             10.05%
5 Years                       5.20               5.20
1 Year                        7.17               7.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 15, 2012)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Oak Ridge         Russell 2000     Russell 2000
                   Small Cap Growth Fund     Index            Growth Index
11/30/2002         $   5,000,000             $   5,000,000    $   5,000,000
11/30/2003         $   6,798,337             $   6,814,487    $   6,884,185
11/30/2004         $   7,920,998             $   7,990,614    $   7,630,019
11/30/2005         $   8,684,118             $   8,641,272    $   8,244,778
11/30/2006         $   9,400,212             $  10,147,706    $   9,353,429
11/30/2007         $  10,111,931             $  10,028,509    $   9,926,326
11/30/2008         $   6,890,360             $   6,271,989    $   5,823,196
11/30/2009         $   8,465,530             $   7,810,447    $   7,604,373
11/30/2010         $  10,868,675             $  9,917,906     $   9,904,383
11/30/2011         $  12,157,029             $  10,191,122    $  10,369,725
11/30/2012         $  13,029,282             $  11,525,096    $  11,523,865

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Oak Ridge Small Cap Equity Fund (the predecessor fund) on February 13, 2004. As a result of the reorganization, the Fund is the accounting successor of the predecessor fund. In the reorganization, the predecessor fund exchanged its assets for Class A and Class C shares of the Fund. The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 29, 2009, would have been higher than the performance shown.

18 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from June 1, 2012, through November 30, 2012.

------------------------------------------------------------------------------------
 Share Class                   A           B           C           R           Y
------------------------------------------------------------------------------------
 Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 6/1/12
------------------------------------------------------------------------------------
 Ending Account            $1,080.13   $1,075.51   $1,076.35   $1,069.37   $1,085.82
 Value (after expenses)
 on 11/30/12
------------------------------------------------------------------------------------
 Expenses Paid             $    7.28   $   11.93   $   11.26   $    8.28   $    5.37
 During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.40%, 2.30%, 2.17%, 1.60% and 1.03% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012, through November 30, 2012.

------------------------------------------------------------------------------------
 Share Class                   A           B           C           R           Y
------------------------------------------------------------------------------------
 Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
 Value on 6/1/12
------------------------------------------------------------------------------------
 Ending Account            $1,018.00   $1,013.50   $1,014.15   $1,017.00   $1,019.85
 Value (after expenses)
 on 11/30/12
------------------------------------------------------------------------------------
 Expenses Paid             $    7.06   $   11.58   $   10.93   $    8.07   $    5.20
 During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.40%, 2.30%, 2.17%, 1.60% and 1.03% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

20 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Schedule of Investments | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.2%
               ENERGY -- 6.3%
               Oil & Gas Exploration & Production -- 6.3%
     802,300   Approach Resources, Inc.*                                  $    18,846,027
     855,000   Gulfport Energy Corp.*                                          32,524,200
     784,000   Oasis Petroleum, Inc.*                                          23,692,480
   1,739,700   SandRidge Energy, Inc.*                                         10,177,245
                                                                          ---------------
                                                                          $    85,239,952
                                                                          ---------------
               Total Energy                                               $    85,239,952
-----------------------------------------------------------------------------------------
               MATERIALS -- 0.1%
               Specialty Chemicals -- 0.1%
     188,483   GSE Holding, Inc.*                                         $     1,321,266
                                                                          ---------------
               Total Materials                                            $     1,321,266
-----------------------------------------------------------------------------------------
               CAPITAL GOODS -- 20.6%
               Aerospace & Defense -- 4.0%
   1,817,593   The KEYW Holding Corp.*                                    $    23,374,246
     464,483   Triumph Group, Inc.                                             30,474,730
                                                                          ---------------
                                                                          $    53,848,976
-----------------------------------------------------------------------------------------
               Building Products -- 2.9%
     620,466   AO Smith Corp.                                             $    39,058,335
-----------------------------------------------------------------------------------------
               Industrial Machinery -- 10.1%
     653,800   Actuant Corp.                                              $    18,809,826
     677,930   Altra Holdings, Inc.*                                           12,751,863
     307,679   CLARCOR, Inc.                                                   14,270,152
     802,400   Colfax Corp.*                                                   31,285,576
     225,104   Middleby Corp.*                                                 28,675,999
     511,300   Robbins & Myers, Inc.                                           30,371,220
                                                                          ---------------
                                                                          $   136,164,636
-----------------------------------------------------------------------------------------
               Trading Companies & Distributors -- 3.6%
     739,200   Beacon Roofing Supply, Inc.*                               $    22,796,928
     352,000   Watsco, Inc.                                                    25,234,880
                                                                          ---------------
                                                                          $    48,031,808
                                                                          ---------------
               Total Capital Goods                                        $   277,103,755
-----------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.2%
               Environmental & Facilities Services -- 2.1%
     200,000   Heritage-Crystal Clean, Inc.*                              $     2,996,000
     760,995   Waste Connections, Inc.*                                        25,051,955
                                                                          ---------------
                                                                          $    28,047,955
-----------------------------------------------------------------------------------------
               Diversified Support Services -- 1.6%
     222,399   Portfolio Recovery Associates, Inc.*                       $    21,977,469
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 21

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               Human Resource & Employment Services -- 1.5%
   1,106,900   WageWorks, Inc.*                                           $    20,444,443
                                                                          ---------------
               Total Commercial Services & Supplies                       $    70,469,867
-----------------------------------------------------------------------------------------
               TRANSPORTATION -- 0.4%
               Trucking -- 0.4%
     262,500   Roadrunner Transportation Systems, Inc.*                   $     4,727,625
                                                                          ---------------
               Total Transportation                                       $     4,727,625
-----------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 6.8%
               Apparel, Accessories & Luxury Goods -- 3.8%
     427,800   The Warnaco Group, Inc.*                                   $    30,754,542
     742,745   True Religion Apparel, Inc.                                     19,378,217
                                                                          ---------------
                                                                          $    50,132,759
-----------------------------------------------------------------------------------------
               Footwear -- 3.0%
     271,500   Deckers Outdoor Corp.*                                     $    10,395,735
     699,440   Wolverine World Wide, Inc.                                      30,271,763
                                                                          ---------------
                                                                          $    40,667,498
                                                                          ---------------
               Total Consumer Durables & Apparel                          $    90,800,257
-----------------------------------------------------------------------------------------
               CONSUMER SERVICES -- 2.3%
               Restaurants -- 2.3%
     159,500   Buffalo Wild Wings, Inc.*                                  $    11,554,180
   1,165,300   Texas Roadhouse, Inc.                                           19,355,633
                                                                          ---------------
                                                                          $    30,909,813
                                                                          ---------------
               Total Consumer Services                                    $    30,909,813
-----------------------------------------------------------------------------------------
               RETAILING -- 8.1%
               Distributors -- 2.9%
   1,776,526   LKQ Corp.*                                                 $    38,941,450
-----------------------------------------------------------------------------------------
               Catalog Retail -- 1.0%
     260,000   HSN, Inc.*                                                 $    13,751,400
-----------------------------------------------------------------------------------------
               Apparel Retail -- 1.8%
     507,900   The Children's Place Retail Stores, Inc.*                  $    24,689,019
-----------------------------------------------------------------------------------------
               Specialty Stores -- 2.4%
     530,100   Vitamin Shoppe, Inc.*                                      $    31,413,726
                                                                          ---------------
               Total Retailing                                            $   108,795,595
-----------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 13.7%
               Health Care Equipment -- 4.2%
     312,582   IDEXX Laboratories, Inc.*                                  $    29,217,040
     439,200   Sirona Dental Systems, Inc.*                                    27,498,312
                                                                          ---------------
                                                                          $    56,715,352
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               Health Care Supplies -- 5.0%
   1,140,500   Align Technology, Inc.*                                    $    31,238,295
     279,305   Haemonetics Corp.*                                              22,632,084
     925,000   Spectranetics Corp.*                                            13,320,000
                                                                          ---------------
                                                                          $    67,190,379
-----------------------------------------------------------------------------------------
               Health Care Distributors -- 2.5%
     300,335   MWI Veterinary Supply, Inc.*                               $    33,529,399
-----------------------------------------------------------------------------------------
               Health Care Services -- 1.0%
     272,282   Catamaran Corp.*                                           $    13,257,411
      29,353   Sharps Compliance Corp.*                                            78,666
                                                                          ---------------
                                                                          $    13,336,077
-----------------------------------------------------------------------------------------
               Health Care Technology -- 1.0%
     875,000   Omnicell, Inc.*                                            $    13,361,250
                                                                          ---------------
               Total Health Care Equipment & Services                     $   184,132,457
-----------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 5.4%
               Pharmaceuticals -- 5.4%
   2,392,400   Akorn, Inc.*                                               $    32,273,476
     761,700   Questcor Pharmaceuticals, Inc.                                  19,766,115
     483,800   Salix Pharmaceuticals, Ltd.*                                    20,730,830
                                                                          ---------------
                                                                          $    72,770,421
                                                                          ---------------
               Total Pharmaceuticals, Biotechnology & Life Sciences       $    72,770,421
-----------------------------------------------------------------------------------------
               BANKS -- 2.0%
               Regional Banks -- 2.0%
   1,151,858   BankUnited, Inc.*                                          $    27,068,663
                                                                          ---------------
               Total Banks                                                $    27,068,663
-----------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 3.5%
               Asset Management & Custody Banks -- 1.9%
     197,500   Affiliated Managers Group, Inc.*                           $    25,451,825
-----------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.6%
     687,780   Stifel Financial Corp.*                                    $    20,922,268
                                                                          ---------------
               Total Diversified Financials                               $    46,374,093
-----------------------------------------------------------------------------------------
               INSURANCE -- 1.1%
               Property & Casualty Insurance -- 1.1%
     159,855   ProAssurance Corp.                                         $    14,495,651
                                                                          ---------------
               Total Insurance                                            $    14,495,651
-----------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 17.7%
               Internet Software & Services -- 2.3%
   1,596,800   Dice Holdings, Inc.*                                       $    13,732,480
     987,900   Vocus, Inc.*                                                    16,853,574
                                                                          ---------------
                                                                          $    30,586,054
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 23

-----------------------------------------------------------------------------------------
 Shares                                                                   Value
-----------------------------------------------------------------------------------------
               IT Consulting & Other Services -- 1.1%
     909,075   Virtusa Corp.*                                             $    14,236,114
-----------------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 4.6%
     907,667   Cardtronics, Inc.*                                         $    20,821,881
     572,310   WEX, Inc.*                                                      41,183,428
                                                                          ---------------
                                                                          $    62,005,309
-----------------------------------------------------------------------------------------
               Application Software -- 6.8%
     432,250   ANSYS, Inc.*                                               $    28,671,142
     192,840   Ellie Mae, Inc.*                                                 4,786,289
     621,700   RealPage, Inc.*                                                 12,303,443
     317,500   SolarWinds, Inc.*                                               17,789,525
     542,100   Solera Holdings, Inc.*                                          28,059,096
                                                                          ---------------
                                                                          $    91,609,495
-----------------------------------------------------------------------------------------
               Systems Software -- 2.9%
     401,270   MICROS Systems, Inc.*                                      $    17,439,194
     522,424   Opnet Technologies, Inc.                                        21,701,493
                                                                          ---------------
                                                                          $    39,140,687
                                                                          ---------------
               Total Software & Services                                  $   237,577,659
-----------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
               Communications Equipment -- 0.7%
     706,700   Finisar Corp.*                                             $     9,589,919
                                                                          ---------------
               Total Technology Hardware & Equipment                      $     9,589,919
-----------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
               Semiconductors -- 2.3%
     515,442   Hittite Microwave Corp.*                                   $    31,277,020
                                                                          ---------------
               Total Semiconductors & Semiconductor Equipment             $    31,277,020
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $1,033,532,362)                                      $ 1,292,654,013
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Principal
 Amount ($)
-----------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 3.2%
               Repurchase Agreements -- 3.2%
  10,785,000   Bank of Nova Scotia, Inc., 0.20%, dated 11/30/12,
               repurchase price of $10,785,000 plus accrued
               interest on 12/3/12 collateralized by $11,000,925
               U.S. Treasury Notes,
               1.75%, 3/31/14                                             $    10,785,000

The accompanying notes are an integral part of these financial statements.

24 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

-----------------------------------------------------------------------------------------
 Principal
 Amount ($)                                                               Value
-----------------------------------------------------------------------------------------
               Repurchase Agreements (continued)
  10,785,000   Deutsche Bank AG, 0.23%, dated 11/30/12, repurchase
               price of $10,785,000 plus accrued interest on 12/3/12
               collateralized by the following:
               $3,175,275 U.S. Treasury Bond, 6.125-9.0%,
               11/15/18-8/15/29
               $1,226,536 U.S. Treasury Notes, 2.75-3.125%,
               2/15/19-5/15/19
               $6,625,396 U.S. Treasury Strip, 0.0-1.375%,
               5/15/13-11/15/37                                           $    10,785,000
  10,785,000   JPMorgan, Inc., 0.21%, dated 11/30/12, repurchase
               price of $10,785,000 plus accrued interest on 12/3/12
               collateralized by $11,111,994 Freddie Mac Gold Pool,
               3.0%, 11/1/42                                                   10,785,000
  10,785,000   TD Securities, Inc., 0.20%, dated 11/30/12, repurchase
               price of $10,785,000 plus accrued interest on 12/3/12
               collateralized by $11,000,776 U.S. Treasury Notes,
               0.75%, 10/31/17                                                 10,785,000
                                                                          ---------------
                                                                          $    43,140,000
-----------------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $43,140,000)                                         $    43,140,000
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.4%
               (Cost $1,076,672,362) (a)                                  $ 1,335,794,013
-----------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.6%                         $     7,724,615
-----------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                 $ 1,343,518,628
=========================================================================================

*   Non-income producing security.

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $1,078,162,198 was as follows:

         Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                        $  314,614,332

         Aggregate gross unrealized loss for all investments in which
            there is an excess of tax cost over value                           (56,982,517)
                                                                             ---------------

         Net unrealized gain                                                 $  257,631,815
                                                                             ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $461,412,320 and $262,906,571, respectively.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 25

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                        Level 1           Level 2       Level 3   Total
--------------------------------------------------------------------------------
Common Stocks           $ 1,292,654,013   $        --   $   --    $1,292,654,013
Repurchase Agreements                --    43,140,000       --        43,140,000
--------------------------------------------------------------------------------
Total                   $ 1,292,654,013   $43,140,000   $   --    $1,335,794,013
================================================================================

During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Statement of Assets and Liabilities | 11/30/12

ASSETS:
   Investment in securities (cost $1,076,672,362)                $1,335,794,013
   Cash                                                               5,668,070
   Receivables --
      Investment securities sold                                         17,543
      Fund shares sold                                                4,073,883
      Dividends                                                          86,341
      Interest                                                              252
      Due from Pioneer Investment Management, Inc.                       43,622
   Prepaid expenses                                                      55,441
--------------------------------------------------------------------------------
         Total assets                                            $1,345,739,165
================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                    $    1,679,333
      Dividends                                                             159
   Due to affiliates                                                    372,047
   Accrued expenses                                                     168,998
--------------------------------------------------------------------------------
         Total liabilities                                       $    2,220,537
================================================================================
NET ASSETS:
   Paid-in capital                                               $1,087,099,203
   Accumulated net realized loss on investments                      (2,702,226)
   Net unrealized gain on investments                               259,121,651
--------------------------------------------------------------------------------
         Total net assets                                        $1,343,518,628
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $419,590,397/14,256,868 shares)             $        29.43
   Class B (based on $5,524,385/205,348 shares)                  $        26.90
   Class C (based on $73,426,066/2,932,863 shares)               $        25.04
   Class R (based on $238,086/8,099 shares)                      $        29.40
   Class Y (based on $844,739,694/28,414,014 shares)             $        29.73
MAXIMUM OFFERING PRICE:
   Class A ($29.43 (divided by) 94.25)                           $        31.23
================================================================================

The accompanying notes are an integral part of these financial statements.


           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 27

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
   Dividends                                                     $   6,014,069
   Interest                                                             86,852
   Income from securities loaned, net                                  372,901
--------------------------------------------------------------------------------------------------
         Total investment income                                                   $    6,473,822
--------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                               $  10,008,533
   Transfer agent fees and expenses
      Class A                                                          375,970
      Class B                                                           23,507
      Class C                                                           61,901
      Class R                                                              133
      Class Y                                                          185,783
   Distribution fees
      Class A                                                        1,107,513
      Class B                                                           71,833
      Class C                                                          660,063
      Class R                                                              149
   Shareholder communications fee                                    1,888,368
   Administrative reimbursement                                        334,528
   Custodian fees                                                       28,916
   Registration fees                                                   193,078
   Professional fees                                                    88,812
   Printing expense                                                     60,925
   Fees and expenses of nonaffiliated trustees                          42,567
   Miscellaneous                                                        67,709
--------------------------------------------------------------------------------------------------
      Total expenses                                                               $   15,200,288
      Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (482,081)
--------------------------------------------------------------------------------------------------
      Net expenses                                                                 $   14,718,207
--------------------------------------------------------------------------------------------------
         Net investment loss                                                       $   (8,244,385)
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                $   35,257,365
--------------------------------------------------------------------------------------------------
   Change in net unrealized gain on investments                                    $   50,163,826
--------------------------------------------------------------------------------------------------
   Net gain on investments                                                         $   85,421,191
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $   77,176,806
==================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 11/30/12          11/30/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                              $   (8,244,385)   $   (9,237,358)
Net realized gain on investments and class actions                   35,257,365        68,829,798
Change in net unrealized gain (loss) on investments                  50,163,826        22,748,254
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $   77,176,806    $   82,340,694
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
      Class A ($0.90 and $1.44 per share, respectively)          $  (12,480,002)   $  (25,330,817)
      Class B ($0.90 and $1.44 per share, respectively)                (181,801)         (430,121)
      Class C ($0.90 and $1.44 per share, respectively)              (2,550,074)       (3,314,408)
      Class R* ($0.90 and $0.00 per share, respectively)                 (7,049)               --
      Class Y ($0.90 and $1.44 per share, respectively)             (24,757,821)      (22,263,623)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (39,976,747)   $  (51,338,969)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  684,797,150    $  607,462,777
Reinvestment of distributions                                        36,262,934        44,609,070
Cost of shares repurchased                                         (467,386,877)     (376,425,419)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                 $  253,673,207    $  275,646,428
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                 $  290,873,266    $  306,648,153
NET ASSETS:
Beginning of year                                                 1,052,645,362       745,997,209
--------------------------------------------------------------------------------------------------
End of year                                                      $1,343,518,628    $1,052,645,362
--------------------------------------------------------------------------------------------------

*   Class R shares were first publicly offered on April 2, 2012

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 29

--------------------------------------------------------------------------------------------------
                                 '12 Shares    '12 Amount        '11 Shares        '11 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                       4,818,164    $ 156,456,047      $   7,708,466    $  229,933,767
Reinvestment of distributions       384,111       11,131,520            813,414        22,035,788
Less shares repurchased          (9,370,756)    (276,432,163)        (8,494,550)     (250,334,991)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)    (4,168,481)   $(108,844,596)            27,329    $    1,634,564
==================================================================================================
Class B
Shares sold or exchanged             19,374    $     512,562      $     111,973    $    3,124,370
Reinvestment of distributions         6,470          171,385             16,065           402,639
Less shares repurchased            (134,606)      (3,688,837)          (177,365)       (4,970,441)
--------------------------------------------------------------------------------------------------
      Net decrease                 (108,762)   $  (3,044,890)           (49,327)   $   (1,443,432)
==================================================================================================
Class C
Shares sold                         978,414    $  24,616,269      $     848,808        22,150,286
Reinvestment of distributions        79,771        1,966,373            111,606         2,605,037
Less shares repurchased            (580,491)     (15,484,044)          (517,741)      (13,344,348)
--------------------------------------------------------------------------------------------------
      Net increase                  477,694    $  11,098,598            442,674    $   11,410,975
==================================================================================================
Class R*
Shares sold                           8,653    $     251,759                 --    $           --
Reinvestment of distributions           169            4,903                 --                --
Less shares repurchased                (723)         (21,253)                --                --
--------------------------------------------------------------------------------------------------
      Net increase                    8,099    $     235,409                 --    $           --
==================================================================================================
Class Y
Shares sold                      16,855,208    $ 502,960,513      $  11,791,395    $  352,254,354
Reinvestment of distributions       785,403       22,988,753            718,004        19,565,606
Less shares repurchased          (5,339,290)    (171,760,580)        (3,673,111)     (107,775,639)
--------------------------------------------------------------------------------------------------
      Net increase               12,301,321    $ 354,188,686          8,836,288    $  264,044,321
==================================================================================================

*   Class R shares were first publicly offered on April 2, 2012

The accompanying notes are an integral part of these financial statements.

30 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year        Year
                                                             Ended       Ended       Ended       Ended       Ended
                                                             11/30/12    11/30/11    11/30/10    11/30/09    11/30/08
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  28.42    $  26.84    $  20.96    $  17.06    $  25.82
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.27)   $  (0.28)   $  (0.22)   $  (0.12)   $  (0.13)
   Net realized and unrealized gain (loss) on investments        2.18        3.30        6.10        4.02       (8.10)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.91    $   3.02    $   5.88    $   3.90    $  (8.23)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                            (0.90)      (1.44)         --          --       (0.53)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.01    $   1.58    $   5.88    $   3.90    $  (8.76)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.43    $  28.42    $  26.84    $  20.96    $  17.06
=======================================================================================================================
Total return*                                                    6.76%      11.51%      28.05%      22.86%     (31.86)%
Ratio of net expenses to average net assets+                     1.40%       1.40%       1.28%       1.36%       1.40%
Ratio of net investment loss to average net assets+             (0.88)%     (1.00)%     (0.92)%     (0.82)%     (0.70)%
Portfolio turnover rate                                            23%         26%         27%         29%         37%
Net assets, end of period (in thousands)                     $419,590    $523,611    $493,766    $396,023    $204,015
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.51%       1.51%       1.56%       1.60%       1.57%
   Net investment loss                                          (0.98)%     (1.11)%     (1.21)%     (1.06)%     (0.86)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.40%       1.40%       1.28%       1.36%       1.40%
   Net investment loss                                          (0.88)%     (1.00)%     (0.92)%     (0.82)%     (0.70)%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 31

------------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                             11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 26.28    $ 25.15    $ 19.83    $ 16.29    $ 24.90
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.63)   $ (0.57)   $ (0.47)   $ (0.19)   $ (0.40)
   Net realized and unrealized gain (loss) on investments       2.15       3.14       5.79       3.73      (7.68)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.52    $  2.57    $  5.32    $  3.54    $ (8.08)
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                           (0.90)     (1.44)        --         --      (0.53)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.62    $  1.13    $  5.32    $  3.54    $ (8.61)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 26.90    $ 26.28    $ 25.15    $ 19.83    $ 16.29
==================================================================================================================
Total return*                                                   5.83%     10.49%     26.83%     21.73%    (32.43)%
Ratio of net expenses to average net assets+                    2.30%      2.30%      2.17%      2.24%      2.31%
Ratio of net investment loss to average net assets+            (1.80)%    (1.91)%    (1.82)%    (1.73)%    (1.63)%
Portfolio turnover rate                                           23%        26%        27%        29%        37%
Net assets, end of period (in thousands)                     $ 5,524    $ 8,256    $ 9,142    $ 9,197    $ 3,805
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.39%      2.37%      2.48%      2.60%      2.40%
   Net investment loss                                         (1.89)%    (1.98)%    (2.13)%    (2.09)%    (1.72)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.30%      2.30%      2.17%      2.24%      2.30%
   Net investment loss                                         (1.80)%    (1.91)%    (1.82)%    (1.73)%    (1.62)%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

------------------------------------------------------------------------------------------------------------------
                                                             Year       Year       Year       Year       Year
                                                             Ended      Ended      Ended      Ended      Ended
                                                             11/30/12   11/30/11   11/30/10   11/30/09   11/30/08
------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 24.48    $ 23.50    $ 18.52    $ 15.21    $ 23.30
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.36)   $ (0.42)   $ (0.38)   $ (0.22)   $ (0.36)
   Net realized and unrealized gain (loss) on investments       1.82       2.84       5.36       3.53      (7.20)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.46    $  2.42    $  4.98    $  3.31    $ (7.56)
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                           (0.90)     (1.44)        --         --      (0.53)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.56    $  0.98    $  4.98    $  3.31    $ (8.09)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 25.04    $ 24.48    $ 23.50    $ 18.52    $ 15.21
==================================================================================================================
Total return*                                                   6.01%     10.59%     26.89%     21.76%    (32.43)%
Ratio of net expenses to average net assets+                    2.17%      2.20%      2.18%      2.26%      2.27%
Ratio of net investment loss to average net assets+            (1.63)%    (1.81)%    (1.82)%    (1.71)%    (1.59)%
Portfolio turnover rate                                           23%        26%        27%        29%        37%
Net assets, end of period (in thousands)                     $73,426    $60,111    $47,291    $36,280    $20,913
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.17%      2.20%      2.29%      2.40%      2.27%
   Net investment loss                                         (1.63)%    (1.81)%    (1.93)%    (1.86)%    (1.59)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 2.17%      2.20%      2.18%      2.26%      2.27%
   Net investment loss                                         (1.63)%    (1.81)%    (1.82)%    (1.71)%    (1.59)%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 33

--------------------------------------------------------------------------------
                                                                 4/2/12 (a)
                                                                 (Commencement
                                                                 of Operations)
                                                                 to 11/30/12
--------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $     29.75
--------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment loss                                            $     (0.03)
  Net realized and unrealized gain on investments                       0.58
--------------------------------------------------------------------------------
Net increase from investment operations                          $      0.55
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                              $     (0.90)
--------------------------------------------------------------------------------
Net decrease in net asset value                                  $     (0.35)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $     29.40
================================================================================
Total return*                                                           1.89%(b)
Ratio of net expenses to average net assets+                            1.60%**
Ratio of net investment loss to average net assets+                    (0.91)%**
Portfolio turnover rate                                                   23%(b)
Net assets, end of period (in thousands)                         $       238
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       1.93%**
   Net investment loss                                                 (1.25)%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                         1.60%**
   Net investment loss                                                 (0.91)%**
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

(a) Class R shares were first publicly offered on April 2, 2012.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

-------------------------------------------------------------------------------------------------
                                                             Year        Year        12/29/09 (a)
                                                             Ended       Ended       to
                                                             11/30/12    11/30/11    11/30/10
-------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  28.59    $  26.91    $  22.77
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $  (0.11)   $  (0.17)   $  (0.07)
   Net realized and unrealized gain on investments               2.15        3.29        4.21
-------------------------------------------------------------------------------------------------
Net increase from investment operations                      $   2.04    $   3.12    $   4.14
-------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                            (0.90)      (1.44)         --
-------------------------------------------------------------------------------------------------
Net increase in net asset value                              $   1.14    $   1.68    $   4.14
-------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.73    $  28.59    $  26.91
=================================================================================================
Total return*                                                    7.17%      11.86%      18.18%
Ratio of net expenses to average net assets+                     1.03%       1.10%       1.03%**
Ratio of net investment loss to average net assets+             (0.47)%     (0.71)%     (0.66)%**
Portfolio turnover rate                                            23%         26%         27%**
Net assets, end of period (in thousands)                     $844,740    $460,667    $195,799
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.03%       1.10%       1.03%**
   Net investment loss                                          (0.47)%     (0.71)%     (0.66)%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.03%       1.10%       1.03%**
   Net investment loss                                          (0.47)%     (0.71)%     (0.66)%**
=================================================================================================

(a) Class Y shares were first publicly offered on December 29, 2009.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 35

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. Class B shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on December 29, 2009. Class R shares were first publicly offered on April 2, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

36 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At November 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 37

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $8,246,839 to decrease paid-in capital, $2,454 to decrease accumulated net realized loss on investments and $8,244,385 to decrease accumulated net investment loss to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2012, the Fund elected to defer $1,212,390 of capital losses incurred between November 1, 2012 and November 30, 2012 to its fiscal year ending November 30, 2013.

38 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

    The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 were as follows:

    ----------------------------------------------------------------------------
                                                      2012                  2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Long-term capital gain                     $39,976,747           $51,338,969
    ----------------------------------------------------------------------------
        Total                                  $39,976,747           $51,338,969
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Current year post-October loss deferred                        $ (1,212,390)
    Unrealized appreciation                                         257,631,815
    ----------------------------------------------------------------------------
        Total                                                      $256,419,425
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $74,141 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 39

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Risks

    Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return

40 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Fund ended its involvement in the securities lending program.

2.  Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% on assets over $1 billion. For the year ended November 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.84% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM. As of November 30, 2012, PIMUSA has yet to exercise the aforementioned acquisition rights.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30%, 2.30% and 1.60% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended November 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $104,087 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 41

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,173,733
 Class B                                                                  11,361
 Class C                                                                 109,409
 Class R                                                                      15
 Class Y                                                                 593,850
--------------------------------------------------------------------------------
   Total                                                              $1,888,368
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $257,839 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,121 in distribution fees payable to PFD at November 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

42 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $14,538 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no borrowings under a credit facility.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and the Shareowners of Pioneer Oak Ridge Small Cap Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Oak Ridge Small Cap Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust I) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Small Cap Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

44 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Oak Ridge Small Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 45 and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Fund relative to its peer group and benchmark index and the steps recently taken by PIM in an effort to improve the performance of the Fund. The Trustees indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a

46 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also noted that the Fund's total net assets as of June 30, 2012 were in excess of the last breakpoint in the management fee schedule. However, the Trustees considered information that showed that the current management fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was less than six basis points higher than the median expense ratio of the fund's Strategic Insight peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were equal to or higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 47 and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars

48 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Oak Ridge Investments, LLC

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.         Chairman and Chief Executive Officer,        Director, Broadridge
Chairman of the Board and     Serves until a successor    Quadriserv, Inc. (technology products for    Financial Solutions, Inc.
Trustee                       trustee is elected or       securities lending industry) (2008 -         (investor communications
                              earlier retirement or       present); private investor (2004 - 2008);    and securities processing
                              removal.                    and Senior Executive Vice President, The     provider for financial
                                                          Bank of New York (financial and securities   services industry)
                                                          services) (1986 - 2004)                      (2009 - present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       present); and
                                                                                                       Commissioner, New Jersey
                                                                                                       State Civil Service
                                                                                                       Commission (2011 -
                                                                                                       present)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Trustee since 2005.         Managing Partner, Federal City Capital       Director of Enterprise
Trustee                       Serves until a successor    Advisors (corporate advisory services        Community Investment,
                              trustee is elected or       company) (1997 - 2004 and 2008 - present);   Inc. (privately-held
                              earlier retirement or       Interim Chief Executive Officer, Oxford      affordable housing
                              removal.                    Analytica, Inc. (privately held research     finance company) (1985 -
                                                          and consulting company) (2010); Executive    2010); Director of Oxford
                                                          Vice President and Chief Financial           Analytica, Inc. (2008 -
                                                          Officer, I-trax, Inc. (publicly traded       present); Director of The
                                                          health care services company) (2004 -        Swiss Helvetia Fund, Inc.
                                                          2007); and Executive Vice President and      (closed-end fund) (2010 -
                                                          Chief Financial Officer, Pedestal Inc.       present); and Director of
                                                          (internet-based mortgage trading company)    New York Mortgage Trust
                                                          (2000 - 2002)                                (publicly traded mortgage
                                                                                                       REIT) (2004 - 2009,
                                                                                                       2012 - present)
---------------------------------------------------------------------------------------------------------------------------------

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 51

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.         William Joseph Maier Professor of            Trustee, Mellon
Trustee                       Serves until a successor    Political Economy, Harvard University        Institutional Funds
                              trustee is elected or       (1972 - present)                             Investment Trust and
                              earlier retirement or                                                    Mellon Institutional
                              removal.                                                                 Funds Master Portfolio
                                                                                                       (oversaw 17 portfolios in
                                                                                                       fund complex) (1989-2008)
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2003.         Founding Director, Vice President and        None
Trustee                       Serves until a successor    Corporate Secretary, The Winthrop Group,
                              trustee is elected or       Inc. (consulting firm) (1982-present);
                              earlier retirement or       Desautels Faculty of Management, McGill
                              removal.                    University (1999 - present); and Manager
                                                          of Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2003.         President and Chief Executive Officer,       Director of New America
Trustee                       Serves until a successor    Newbury, Piret & Company, Inc. (investment   High Income Fund, Inc.
                              trustee is elected or       banking firm) (1981 - present)               (closed-end investment
                              earlier retirement or                                                    company) (2004 -
                              removal.                                                                 present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2012.         Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
Trustee                       Serves until a successor    (law firm) (1998 - present); and Partner,    Helvetia Fund, Inc.
                              trustee is elected or       Sullivan & Cromwell LLP (prior to 1998)      (closed-end investment
                              earlier retirement or                                                    company); and Director,
                              removal.                                                                 Invesco, Ltd. (formerly
                                                                                                       AMVESCAP, PLC)
                                                                                                       (investment manager)
                                                                                                       (1997-2005)
---------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2003.         Non-Executive Chairman and a director of     None
Trustee, President and        Serves until a successor    Pioneer Investment Management USA Inc.
Chief Executive Officer       trustee is elected or       ("PIM-USA"); Chairman and a director of
of the Fund                   earlier retirement or       Pioneer; Chairman and Director of Pioneer
                              removal.                    Institutional Asset Management, Inc.
                                                          (since 2006); Director of Pioneer
                                                          Alternative Investment Management Limited
                                                          (Dublin) (until October 2011); President
                                                          and a director of Pioneer Alternative
                                                          Investment Management (Bermuda) Limited
                                                          and affiliated funds; Deputy Chairman and
                                                          a director of Pioneer Global Asset
                                                          Management S.p.A. ("PGAM") (until April
                                                          2010); Director of Nano-C, Inc. (since
                                                          2003); Director of Cole Management Inc.
                                                          (2004 - 2011); Director of Fiduciary
                                                          Counseling, Inc. (until December 2011);
                                                          President of all of the Pioneer Funds; and
                                                          Retired Partner, Wilmer Cutler Pickering
                                                          Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.         Director, CEO and President of PIM-USA       None
Trustee and Executive         Serves until a successor    (since February 2007); Director and
Vice President                trustee is elected or       President of Pioneer and Pioneer
                              earlier retirement or       Institutional Asset Management, Inc.
                              removal.                    (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe Division,
                                                          PGAM (2000 - 2005); Head of New Markets
                                                          Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 53

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2003. Serves at the   Vice President and Associate General         None
Secretary                     discretion of the Board.    Counsel of Pioneer since January 2008 and
                                                          Secretary of all of the Pioneer Funds
                                                          since June 2010; Assistant Secretary of
                                                          all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002
                                                          to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at the   Fund Governance Director of Pioneer since    None
Assistant Secretary           discretion of the Board.    December 2006 and Assistant Secretary of
                                                          all the Pioneer Funds since June 2010;
                                                          Manager - Fund Governance of Pioneer from
                                                          December 2003 to November 2006; and Senior
                                                          Paralegal of Pioneer from January 2000 to
                                                          November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at the   Counsel of Pioneer since June 2007 and       None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice President
                                                          and Counsel at State Street Bank from
                                                          October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at the   Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief           discretion of the Board.    Treasurer of all of the Pioneer Funds
Financial and Accounting                                  since March 2008; Deputy Treasurer of
Officer of the Fund                                       Pioneer from March 2004 to February 2008;
                                                          and Assistant Treasurer of all of the
                                                          Pioneer Funds from March 2004 to February
                                                          2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2003. Serves at the   Assistant Vice President - Fund Treasury     None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2003. Serves at the   Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           discretion of the Board.    Pioneer; and Assistant Treasurer of all of
                                                          the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at the   Fund Administration Manager - Fund           None
Assistant Treasurer           discretion of the Board.    Treasury of Pioneer since November 2008;
                                                          Assistant Treasurer of all of the Pioneer
                                                          Funds since January 2009; and Client
                                                          Service Manager - Institutional Investor
                                                          Services at State Street Bank from March
                                                          2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)          Since 2010. Serves at the   Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      discretion of the Board.    all the Pioneer Funds since March 2010;
                                                          Director of Adviser and Portfolio
                                                          Compliance at Pioneer since October 2005;
                                                          and Senior Compliance Officer for Columbia
                                                          Management Advisers, Inc. from October
                                                          2003 to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)         Since 2006. Serves at the   Director--Transfer Agency Compliance of      None
Anti-Money Laundering         discretion of the Board.    Pioneer and Anti-Money Laundering Officer
Officer                                                   of all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 55

                           This page for your notes.

56 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

                           This page for your notes.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 57

                           This page for your notes.

58 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

                           This page for your notes.

           Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12 59

                           This page for your notes.

60 Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19449-06-0113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Funds, including fees associated with the filings of its Form N-1A, totaled approximately $64,744 in 2012 and approximately
$105,158 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended
November 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $16,490 in 2012 and $24,870 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended
November 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended November 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $16,490 in 2012 and $24,870 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2013

* Print the name and title of each signing officer under his or her signature.